AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 2022

REGISTRATION NOS. 333-191476

811-22894

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 288	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 291	[X]

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, Wisconsin 53212

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

It is proposed that this filing will become effective (check appropriate box):

[  ] immediately upon filing pursuant to paragraph (b) of Rule 485; or

[  ] on _______________ pursuant to paragraph (b) of Rule 485; or

[  ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485;

[  ] on _______________ pursuant to paragraph (a)(1) of Rule 485; or

[X] 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or

[  ] on _______________ pursuant to paragraph (a)(2) of Rule 485; or

[  ] on _______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated April 1, 2022

PROSPECTUS

AXS SPAC and New Issue ETF (Ticker:    )

AXS De-SPAC ETF (Ticker:    )

AXS Short De-SPAC ETF (Ticker:    )

AXS FOMO ETF (Ticker:    )

AXS Revere Sector Opportunity ETF (    )

AXS Short Innovation ETF (    )

_______, 2022

Each Fund is a series of Investment Managers Series Trust II. Shares of the AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF, and AXS Short Innovation are listed on
The NASDAQ Stock Market LLC.

Shares of the AXS FOMO ETF are listed on the CBOE BZX Exchange, Inc.

Shares of the AXS Revere Sector Opportunity ETF are listed on the NYSE Arca, Inc.

Shares of each Fund trade on their respective exchange at market prices that may be below, at or above a Fund’s net asset value.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The SARK Fund is not suitable for all investors and is designed to be utilized only by sophisticated investors who understand the risks associated with the use of derivatives, are willing to assume a high degree of risk, and intend to actively monitor and manage their investments in the SARK Fund.

The SARK Fund seeks the daily inverse investment results and is intended to be used as a short-term trading vehicle. The Fund attempts to provide the daily investment results that correspond to the inverse (or opposite) of the performance of ARK Innovation ETF.

The SARK Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The SARK Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:

(1) The SARK Fund pursues a daily investment objective that is inverse to the performance of the ARK Innovation ETF, a result opposite of most mutual funds and exchange-traded funds.

(2) The SARK Fund seeks daily inverse investment results that are subject to compounding and market volatility risk. The pursuit of its daily investment objective means that the return of the SARK Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the ARK Innovation ETF may affect the SARK Fund's return as much as, or more than, the return of the ARK Innovation ETF. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of the SARK Fund's stated daily inverse investment objective and the performance of ARK Innovation ETF for the full trading day. During periods of high volatility, the SARK Fund may not perform as expected and the SARK Fund may have losses when an investor may have expected gains if the SARK Fund is held for a period that is different than one trading day.

The SARK Fund is not suitable for all investors. The SARK Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the SARK Fund should:

(a) understand the consequences of seeking daily inverse investment results;

(b) understand the risk of shorting; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the SARK Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the SARK Fund.

There is no assurance that any SARK Fund will achieve its daily inverse investment objective and an investment in a SARK Fund could lose money. The SARK Fund is not a complete investment program.

THE AXS SHORT INNOVATION ETF, INVESTMENT MANAGERS SERIES TRUST II (THE “TRUST”), AND AXS INVESTMENTS LLC ARE NOT AFFILIATED WITH THE ARK ETF TRUST, THE ARK INNOVATION ETF, OR ARK INVESTMENT MANAGEMENT LLC.

Table of Contents

Summary Information	1
Additional Information About the Fund’s Investment Strategies	1
Additional Risks of Investing in the Fund	5
Management of the Fund	23
Buying and Selling Fund Shares	26
Dividends, Distributions and Taxes	27
Distributor	29
Fund Service Providers	29
Additional Information	30
Financial Highlights	31

AXS SPAC and New Issue ETF

Investment Objective

AXS SPAC and New Issue ETF (the “Fund” or “SPCX”) seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.83%
Distribution and Service (12b-1) Fees	None
Other Expenses(1) (2)	0.33%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and Expense Reimbursement(2)	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (1),(2),(3)	0.95%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be x.xx% for the fiscal year ending September 30, 2022.
(3)	AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) brokerage fees and commission, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), or (viii) extraordinary expenses such as litigation (which may include indemnification of Acquiring Fund officers and trustees or contractual indemnification of Fund service providers (other than the Acquiring Fund’s advisor)) will not exceed 0.95%. This agreement is effective until [ ], 2024 and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by AXS to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As a result of a reorganization (the “Reorganization”), the Fund acquired all of the assets, subject to the liabilities, of The SPAC and New Issue ETF, a series of Collaborative Investment Series Trust (the “Predecessor Fund”). During the most recent fiscal period from December 15, 2020 (commencement of operations) through September 30, 2021, the Predecessor Fund’s portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in units and shares of Special Purpose Acquisitions Companies (“SPACs”) that have a minimum capitalization of $100 million and companies that completed an initial public offering (“IPO”) within the last two years. A SPAC is blank check company that has not yet merged with an operating company or even chosen a merger target. SPACs are formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. SPACs often have pre-determined time frames to merge (typically two years) or the SPAC will liquidate. A SPAC generally offers units, each comprised of one share of common stock and a warrant (or portion of a warrant) to purchase common stock. A warrant is a security that allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The Fund may seek to sell warrants that it receives in connection with the purchase of a SPAC’s units in order to generate additional returns for shareholders. The Fund may purchase units or shares of SPACs that have completed an IPO within the last two years on a secondary market or during a SPAC’s IPO. A SPAC that has completed a business transaction within the last two-years is considered a company that has completed an IPO within the last two-years. The Fund may enter into swap agreements on publicly traded SPACs and equity securities of companies of any market capitalization that have completed an initial public offering within the last two-years. The Fund utilizes such swap agreements in order to receive the returns associated with owning a SPAC or company that completed an initial public offering within the last two-years without the cost associated with directly investing in the SPAC or company. The Fund will utilize swap agreements to increase leverage in the Fund’s investments.

The Fund may also invest in depositary receipts for cash management purposes or due to a lack of suitable investment opportunities, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.

The Advisor utilizes fundamental analysis to identify investment opportunities with favorable attributes, to evaluate industry dynamics, measure the strength of the business model and management skill. The Advisor will perform research and due diligence on the SPAC sponsors or management teams. The Advisor’s evaluation of the sponsor will include the sponsor’s history in allocating capital, securing financing, experience managing public companies, and background in the area/industry where the SPAC is searching for a business combination. The Advisor may sell a position when a SPAC either announces a business combination or the price increases. In managing the Fund’s portfolio, the Advisor will engage in frequent trading, resulting in a high portfolio turnover rate.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Special Purpose Acquisition Companies (“SPACs”) Risk. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale.

2

Pre-Determined Time Frame Risk. SPACs typically have a pre-determined timeframe to merge with an operating company or they will liquidate. If a SPAC is unable to find a merger target, the Fund’s returns may be diminished.

SPAC Tax Risk. It is possible that the Fund may hold equity interests in SPACs or other entities that are treated as passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. The application of the PFIC and CFC rules is complex and is not clear in all cases. It is possible that the IRS could take a position with respect to the PFIC or CFC rules that is contrary to positions taken by the Fund and/or one or more entities in which the Fund invests. If such an IRS position were to be sustained, then such entity or entities, the Fund and the Fund’s shareholders could suffer adverse tax consequences. The economic burden of those adverse tax consequences could be borne by Fund shareholders in the year the position is sustained, even though (a) those adverse tax consequences were properly attributable to an earlier taxable year in which the Fund’s shares were held by different shareholders or in different proportions, and/or (b) the Fund no longer holds interests in the relevant SPAC or other entity.

IPO Risk. The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

3

Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Derivatives Risk. The Fund’s use of derivatives may be considered aggressive and may expose the Fund to greater risks and larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate or index. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

Swap Risk. The Fund expects to use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses.

4

Depositary Receipts Risk. The Fund may invest in depositary receipts. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Warrants and rights risk.  Warrants and rights may lack a liquid secondary market for resale.  The prices of warrants and rights may fluctuate as a result of speculation or other factors.  Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments.  If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Counterparty Risk. Investing in derivatives involves entering into contracts with third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S.

Leverage Risk. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Large Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

5

Small-Cap and Mid-Cap Company Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Performance

The Fund will adopt the performance of the Predecessor Fund following the Reorganization of the Predecessor Fund which is expected to occur on ________, 2022. The Predecessor Fund has substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization.

The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to the IQ Merger Arbitrage Index. The Fund’s performance information is accessible on the Fund’s website at www.axsinvestments.com.

6

Calendar-Year Total Return (before taxes) for Predecessor Fund

For each calendar year at NAV

The Predecessor Fund’s highest quarterly return was 9.03% (quarter ended 3/31/2021) and the Fund’s lowest quarterly return was -1.09% (quarter ended 9/30/2021).

The year-to-date return for the Predecessor Fund shares as of March 31, 2022, was [ ]%.

Predecessor Fund – SPAC and New Issue ETF	1 Year	Since Inception (12/16/20)
Return Before Taxes
Return After Taxes on Distributions*
Return After Taxes on Distributions and Sale of Fund Shares*
[The IQ Merger Arbitrage] Index** (reflects no deduction for fees, expenses or taxes)

*	The Predecessor Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

**	The IQ Merger Arbitrage Index seeks to achieve capital appreciation by investing in global companies for which there has been a public announcement of a takeover by an acquirer. This differentiated approach is based on a passive strategy of owning certain announced takeover targets with the goal of generating returns that are representative of global merger arbitrage activity. The Index also includes short exposure to global equities as a partial equity market hedge. An investor cannot invest directly in the index.

7

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Matthew Tuttle, Managing Director and Portfolio Manager of the Advisor has served as the portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022 and the Predecessor Fund since December 2020. Parker Binion, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022. Messrs. Tuttle and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Each Creation Unit is 25,000 Shares. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The Predecessor Fund commenced operations on December 15, 2020, and therefore does not have a full fiscal year with sufficient trading history to report trading information and historical cost. Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and IMST Distributors, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AXS De- SPAC ETF

Investment Objective

AXS De-SPAC ETF (the “Fund” or “DSPC”) seeks to provide investment results that correspond, before fees and expenses, to the price and yield performance of The De-SPAC Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	1.37%
Total Annual Fund Operating Expenses	2.12%
Fee Waiver and/or Expense Reimbursement(2)	(1.37)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.75%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
(2)	The Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund’s average daily net assets. This agreement is in effect until ________, 2024, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Fund for a period ending three years after the date of the waiver or payment. Reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As a result of a reorganization (the “Reorganization”), the Fund acquired all of the assets, subject to the liabilities, of The De-SPAC ETF, a series of Collaborative Investment Series Trust (the “Predecessor Fund”). During the most recent fiscal period from May 18, 2021 (commencement of operations) through September 30, 2021, the Predecessor Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund attempts to replicate the Index by investing all, or substantially all (no less than 80%), of its net assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Although the Advisor intends to be fully invested in the Index, the Fund may invest up to 20% of the Fund’s net assets in cash and cash equivalents. As of December 31, 2021, there were 25 issuers in the Index.

The Index is comprised of twenty-five of the largest companies, based on market capitalization, that have completed a business combination transaction with a Special Purpose Acquisition Company (“SPAC”) within one year of the Index’s screening date. A SPAC is blank check company that has not yet merged with an operating company or even chosen a merger target. SPACs are formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. SPACs often have pre-determined time frames to merge (typically two years) or the SPAC will liquidate. The Herculoid Group LLC is the index provider for the Index (the “Index Provider”). Solactive AG independently prices the Index on a continuous basis during equity market hours. The Index is rebalanced on a monthly basis.

The Advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

SPAC-Derived Company Risk. Companies that have completed a business transaction with a SPAC (“SPAC-derived companies”) may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

SPAC Tax Risk. It is possible that the Fund may hold equity interests in SPACs or other entities that are treated as passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. The application of the PFIC and CFC rules is complex and is not clear in all cases. It is possible that the IRS could take a position with respect to the PFIC or CFC rules that is contrary to positions taken by the Fund and/or one or more entities in which the Fund invests. If such an IRS position were to be sustained, then such entity or entities, the Fund and the Fund’s shareholders could suffer adverse tax consequences. The economic burden of those adverse tax consequences could be borne by Fund shareholders in the year the position is sustained, even though (a) those adverse tax consequences were properly attributable to an earlier taxable year in which the Fund’s shares were held by different shareholders or in different proportions, and/or (b) the Fund no longer holds interests in the relevant SPAC or other entity. ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

11

Indexing Strategy/Index Tracking Risk. The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Advisor seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Advisor may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.

Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider relies on an independent calculation agent to calculate and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Large Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Small-Cap and Mid-Cap Company Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Third Party Data Risk. The composition of the Index is heavily dependent on proprietary information and data supplied by a third party (“Third Party Data”). When Third Party Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Acquiring Fund’s portfolio can be expected to reflect the errors, too.

Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Performance

The Fund will adopt the performance of the Predecessor Fund following the Reorganization of the Predecessor Fund which is expected to occur on ________, 2022. The Predecessor Fund has substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. The Predecessor Fund commenced operations on May 19, 2021, and, therefore, does not have a full calendar year performance record to compare to the Index and other broad market indices. Performance information will be available after the Fund has been in operation for one calendar year.

13

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Manager

Matthew Tuttle, Managing Director and Portfolio Manager of the Advisor has served as the portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022 and the Predecessor Fund since May 2021. Parker Binion, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022. Messrs. Tuttle and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Each Creation Unit is 25,000 Shares. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The Predecessor Fund commenced operations on May 18, 2021, and therefore does not have a full fiscal year with sufficient trading history to report trading information and historical cost. Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and IMST Distributors, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

AXS Short De- SPAC ETF

Important Information About the Fund

The AXS Short De-SPAC ETF (the “Fund” or “SOGU”) seeks daily inverse investment results, before fees and expenses, that correspond to the inverse (-1x) of the return of the De-SPAC Index (the “Index”) for a single day (and not for any other time period) by entering into swap agreements and by purchasing put options on securities in the Index. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (-1x) times the return of the Index for the same period. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the level of the Index’s performance decreases. Longer holding periods, higher volatility, and greater inverse exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of the Index may affect the Fund’s return as much as or more than the return of the Index.

The Fund presents different risks than other types of funds. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily inverse (-1x) investment results, including the impact of compounding on Fund performance. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of their investment within a single day.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses(1) (2)	0.39%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and/or Expense Reimbursement(3)	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
(2)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be x.xx% for the fiscal year ending September 30, 2022.
15

(3)	The Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the Fund’s average daily net assets. This agreement is in effect until ________, 2024, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Fund for a period ending three years after the date of the waiver or payment. Reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As a result of a reorganization (the “Reorganization”), the Fund acquired all of the assets, subject to the liabilities, of The Short De-SPAC ETF, a series of Collaborative Investment Series Trust (the “Predecessor Fund”). During the most recent fiscal period from May 17, 2021 (commencement of operations) through September 30, 2021, the Predecessor Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve on a daily basis, before fees and expenses, the inverse (-1x) of the return of the Index for a single day (and not for any other period) by entering into one or more swap agreements and by purchasing put options on securities in the Index. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.

The Fund will enter into one or more swap agreements with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Index. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing the Index. In addition to swap agreements, the Advisor may purchase put options on individual securities that comprise the Index when the cost of including individual securities in the swap agreement is too expensive.

The Index is comprised of 25 of the largest companies, based on market capitalization, that have completed a business combination transaction with a Special Purpose Acquisition Company (“SPAC”) within one year of the Index’s screening date. A SPAC is blank check company that has not yet merged with an operating company or even chosen a merger target. SPACs are formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

16

The Herculoid Group LLC is the index provider for the Index (the “Index Provider”). Solactive AG independently prices the Index on a continuous basis during equity market hours. The Index is rebalanced on a monthly basis.

Additionally, the Fund will invest in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

SPAC-Derived Company Risk. Companies that have completed a business transaction with a SPAC (“SPAC-derived companies”) may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Compounding Risk. The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount and possibly even direction from the Fund’s stated multiple times the return of the Index for the same period.

Correlation Risk.  A number of factors may impact the Fund's ability to achieve a high degree of inverse correlation with the of the De- SPAC Index. There is no guarantee that the Fund will achieve a high degree of inverse correlation with the of the De- SPAC Index.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated multiple. The Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

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ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Inverse Risk. Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the Index’s price rises – a result that is the opposite from traditional mutual funds and ETFs. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Leverage Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity Risk.  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

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Swap Risk. The Fund expects to use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

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Performance

The Fund will adopt the performance of the Predecessor Fund following the Reorganization of the Predecessor Fund which is expected to occur on ________, 2022. The Predecessor Fund has substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. The Predecessor Fund commenced operations on May 17, 2021, and, therefore, does not have a full calendar year performance record to compare to the Index and other broad market indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Matthew Tuttle, Managing Director and Portfolio Manager of the Advisor has served as the portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022 and the Predecessor Fund since May 2021. Parker Binion, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022. Messrs. Tuttle and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Each Creation Unit is 25,000 Shares. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The Predecessor Fund commenced operations on May 17, 2021, and therefore does not have a full fiscal year with sufficient trading history to report trading information and historical cost. Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and IMST Distributors, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AXS FOMO ETF

Investment Objective

AXS FOMO ETF (the “Fund” or “FOMO”) seeks to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.57%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver and/or Expense Reimbursement(2)	(0.47)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
(2)	The Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund’s average daily net assets. This agreement is in effect until ________, 2024, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Fund for a period ending three years after the date of the waiver or payment. Reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As a result of a reorganization (the “Reorganization”), the Fund acquired all of the assets, subject to the liabilities, of FOMO ETF, a series of Collaborative Investment Series Trust (the “Predecessor Fund”). During the most recent fiscal period from May 24, 2021 (commencement of operations) through September 30, 2021, the Predecessor Fund’s portfolio turnover rate was 1,285% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund that will invest primarily in equity securities of U.S., foreign, and emerging market companies of any market capitalization and special purpose acquisition companies (“SPACs”). A SPAC is blank check company that has not yet merged with an operating company or even chosen a merger target. SPACs are formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Each Fund may invest in SPACs that have yet to complete a business combination transaction or companies that have completed a business combination transaction with a SPAC within the last two years.

The Fund may also invest in equity exchange-traded funds (“ETFs”), fixed income ETFs, volatility and inverse volatility ETFs and exchange-traded notes (“ETNs”), and leveraged and inverse ETFs and ETNs. The Fund invests, on a short-term basis, in inverse and leveraged ETFs that seek to provide the inverse performance of stock indices, treasury bonds, and volatility ETFs. In addition, the AXS FOMO ETF may also utilize a put and/or call option strategy to manage the risk of a significant negative movement in the value of domestic equities over rolling one-month periods.

The Fund will invest in fixed income ETFs that primarily invest in domestic and foreign fixed income securities of any credit rating maturity and duration. Such fixed income securities will include high yield bonds (commonly known as “junk bonds”). The Fund considers high yield bonds to be those that are rated lower than Baa3 by Moody’s Investors Service or lower than BBB- by Standard & Poor’s rating group. High yield bonds have a higher expected rate of default than investment grade bonds.

The Fund’s name is an abbreviation for the “Fear of Missing Out”. The Fear of Missing Out (“FOMO”) is commonly defined as a social anxiety stemming from the belief that others might be enjoying something while the person suffering anxiety misses out. The Fund’s strategy is related to the FOMO because it allows investors to invest in areas of the market that are currently in favor by retail and individual investors; thus, avoiding FOMO.

The advisor uses proprietary investment models that combine market trend and counter trend following, and market analysis across asset classes to determine when to buy, sell, or hold equity securities. The advisor uses trend following models to track and purchase securities that are perceived as increasing in value and to avoid securities that are perceived to be decreasing in value. The advisor uses counter trend models to track and purchase securities that have been increasing in value, but are currently perceived to be oversold. Furthermore, the advisor may use intermarket analysis to look for divergences between asset classes that tend to either move together or move apart.

Because of the tactical nature of the advisor’s strategy, the Fund may engage in frequent trading of its portfolio which will result in a higher portfolio turnover rate.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

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ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

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ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Inverse ETF Risk. Inverse ETFs seek to provide the inverse daily return of a particular index or group of securities. Over time, the Inverse ETF’s returns may differ dramatically from the returns of the underlying index or group of securities. Longer holding periods and market volatility will exacerbate the differences in the Inverse ETF’s returns compared to those of the index or group of securities. It is possible that an Inverse ETF may decline in value even when the value of the index or group of securities falls.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

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Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

ETN Risk. ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Large Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Small-Cap and Mid-Cap Company Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

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Special Purpose Acquisition Companies (“SPACs”) Risk. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Performance

The Fund will adopt the performance of the Predecessor Fund following the Reorganization of the Predecessor Fund which is expected to occur on ________, 2022. The Predecessor Fund has substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. The Predecessor Fund commenced operations on May 24, 2021, and, therefore, does not have a full calendar year performance record to compare to the Index and other broad market indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

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Portfolio Managers

Matthew Tuttle, Managing Director and Portfolio Manager of the Advisor has served as the portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022 and the Predecessor Fund since May 2021. Parker Binion, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022. Messrs. Tuttle and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Each Creation Unit is 25,000 Shares. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The Predecessor Fund commenced operations on May 24, 2021 and therefore does not have a full fiscal year with sufficient trading history to report trading information and historical cost. Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and IMST Distributors, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AXS Revere Sector Opportunity ETF

Investment Objective

AXS Revere Sector Opportunity ETF (the “Fund” or “RSPY”) seeks to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.64%
Acquired Fund Fees and Expenses	[ ]%
Total Annual Fund Operating Expenses	1.59%
Fee Waiver and/or Expense Reimbursement(2)	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%

(1)	“Other Expenses” and “Acquired Fund Fees and Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
(2)	The Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the Fund’s average daily net assets. This agreement is in effect until ________, 2024, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor to the Fund for a period ending three years after the date of the waiver or payment. Reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As a result of a reorganization (the “Reorganization”), the Fund acquired all of the assets, subject to the liabilities, of Revere Sector Opportunity ETF, a series of Collaborative Investment Series Trust (the “Predecessor Fund”). During the most recent fiscal period from August 23, 2021 (commencement of operations) through September 30, 2021, the Predecessor Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange traded fund (“ETF”) that will primarily invest in ETFs that represent a sector of the S&P 500 Index (“Sector ETFs”). The advisor delegates execution of the Fund’s strategy to the sub-advisor. The sub-advisor invests the Fund’s assets based on a proprietary sector selection model. The sub-advisor’s model recommends allocations for the Fund’s assets among Sector ETFs that each focus on common stocks of companies included in an individual sector of the S&P 500® Index, as determined by the Global Industry Classification Standard (GICS®). The sub-advisor defines a Sector ETF as an ETF that invests its holdings in companies that are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor’s 500 Composite Stock® Index. The S&P 500 Index is composed of the following eleven sectors: Information Technology, Health Care, Financials, Consumer Discretionary, Communication Services, Industrials, Consumer Staples, Energy, Utilities, Real Estate, and Materials. Under normal market conditions, the sub-adviser will invest the Fund’s assets in all 11 sectors that comprise the S&P 500 Index.

The Fund’s assets are allocated among Sector ETFs based on the sub-advisor’s proprietary sector selection model. The model incorporates macroeconomic, financial and market data to determine how to allocate the Fund’s assets among the individual sectors of the S&P 500 Index. The sub-advisor’s model determines whether each sector is “underweight”, “overweight” or “index weight” and allocates the Fund’s accordingly. The terms “overweight (greater allocation)”, “underweight (lesser allocation)”, and “index weight (equal allocation)” reflect the sub-adviser’s allocation of the Fund’s portfolio when compared to the S&P 500 Index. If the sub-adviser’s model determines that a sector is “overweight”, the sub-advisor will allocate a higher portion of the Fund’s portfolio to the sector when compared to the sector weighting in the S&P 500 Index. If the sub-advisor’s model determines that a sector is “underweight”, the sub-adviser will allocate a smaller portion of the Fund’s portfolio to the sector when compared to the current sector weighting in the S&P 500 Index. When the sub-advisor’s model determines that a sector is “index weight”, the sub-advisor will invest the Fund’s portfolio to approximately mirror the sectors weighing when compared to the S&P 500 Index. The sub-advisor determines whether a sector is underweight, overweight, or index weight based on daily weekly, and monthly evaluation as well as review of technical factors. The portfolio’s final sector allocation is subject to the sub-advisor’s risk and diversification constraints, which may limit the amount a sector may represent in the portfolio. The sub-advisor’s diversification constraints require the Fund to invest in at least five of the eleven sectors that comprise the S&P 500 Index at all times. The sub-advisor may not fully implement the results of the model if it believes the model does not take into account all relevant data, or that a different evaluation or weighting of the data is more appropriate. It is possible the Fund may not have exposure to all sectors at all times.  In managing the Fund’s portfolio, the sub-advisor will actively manage the Fund, resulting in a high portfolio turnover rate. The sub-advisor may adjust holdings based on changes in the S&P 500 economic sector weightings.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

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Asset Allocation Risk. The Fund’s investment performance depends upon the successful allocation by the sub-adviser of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the sub-adviser’s allocation techniques and decisions will produce the desired results.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

•	Communications sector risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

•	Consumer discretionary sector risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•	Consumer staples sector risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

•	Energy sector risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, acts of terrorism, war, political and world events, and economic conditions. These companies may be at risk for environmental damage claims.

•	Health care sector risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
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•	Financial sector risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments, hackers, changes in monetary and fiscal policies, regulations, and economic conditions could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

•	Industrial sector risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Materials sector risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

•	Real estate sector risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, changes in interest rates, credit and mortgage quality, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

•	Technology sector risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
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•	Utilities sector risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

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Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Model Risk. Like all quantitative analysis, the sub-adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the sub-adviser’s model. No assurance can be given that the fund will be successful under all or any market conditions.

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Natural Resources Risk.  Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Performance

The Fund will adopt the performance of the Predecessor Fund following the Reorganization of the Predecessor Fund which is expected to occur on ________, 2022. The Predecessor Fund has substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. The Predecessor Fund commenced operations on August 23, 2021, and, therefore, does not have a full calendar year performance record to compare to the Index and other broad market indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Investment Sub-Advisor

Revere Wealth Management, LLC (“Revere” or the “Sub-Advisor”)

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Portfolio Manager

Scott Fullman, Portfolio Manager of the Sub-Advisor, has served as the portfolio manager of the Fund and the Predecessor Fund since August 2021.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Each Creation Unit is 25,000 Shares. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The Predecessor Fund commenced operations on August 23, 2021, and therefore does not have a full fiscal year with sufficient trading history to report trading information and historical cost. Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and IMST Distributors, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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AXS Short Innovation ETF

Investment Objective

AXS Short Innovation ETF (the “Fund” or “SARK) seeks to provide investment results that are approximately the inverse (or opposite) of, before fees and expenses, to the daily price and yield performance of the ARK Innovation ETF. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[ ]%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.31%
Total Annual Fund Operating Expenses	[ ]%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. As a result of a reorganization (the “Reorganization”), the Fund acquired all of the assets, subject to the liabilities, of Revere Sector Opportunity ETF, a series of Collaborative Investment Series Trust (the “Predecessor Fund”). During the most recent fiscal period from November 9, 2021 (commencement of operations) through [xxx], the Predecessor Fund’s portfolio turnover rate was [xxx]% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is an actively managed exchange traded fund that attempts to achieve the inverse (-1x) of the return of the ARK Innovation ETF for a single day (and not for any other period) by entering into a swap agreement on the ARK Innovation ETF. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.

The Fund will enter into one or more swap agreements with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the ARK Innovation ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the ARK Innovation ETF. The ARK Innovation ETF is an actively managed exchange traded fund that seeks long-term growth of capital by investing under normal circumstances primarily (at least 65% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund's investment theme of disruptive innovation. It is typically comprised of 35-55 companies.

Additionally, the Fund may invest between 40-80% of the Fund’s portfolio depending on the amount of collateral required by the Fund’s counterparties in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the ARK Innovation ETF over the same period. The Fund will lose money if the ARK Innovation ETF’s performance is flat over time, and as a result of daily rebalancing, the ARK Innovation ETF's volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the ARK Innovation ETF’s performance decreases over a period longer than a single day.

The Trust, the Fund and AXS are not affiliated with the ARK Innovation ETF, the ARK Innovation ETF’s investment advisor, or the ARK ETF TRUST.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Effects of Compounding and Market Volatility Risk. The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the ARK Innovation ETF's performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. For an inverse Fund, if adverse daily performance of the ARK Innovation ETF reduces the amount of a shareholder's investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder's investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the ARK Innovation ETF increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder's investment has increased.

The effect of compounding becomes more pronounced as the ARK Innovation ETF’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the ARK Innovation ETF during shareholder's holding period of an investment in the Fund.

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The chart below provides examples of how the ARK Innovation ETF's volatility could affect the Fund's performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ARK Innovation ETF's volatility; b) ARK Innovation ETF's performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the ARK Innovation ETF. The chart below illustrates the impact of two principal factors – ARK Innovation ETF's volatility and ARK Innovation ETF's performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of ARK Innovation ETF's volatility and ARK Innovation ETF's performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the ARK Innovation ETF; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher ARK Innovation ETF volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the ARK Innovation ETF.

As shown in the chart below, the Fund would be expected to lose 6.04% if the ARK Innovation ETF provided no return over a one year period during which the ARK Innovation ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the ARK Innovation ETF's return is flat.  For instance, if the ARK Innovation ETF's annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative ARK Innovation ETF's return for the year was 0%. Areas shaded red represent those scenarios where the Fund can be expected to return less than -100% of the performance of the ARK Innovation ETF and those shaded gray represent those scenarios where the Fund can be expected to return more than -100% of the performance of the ARK Innovation ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below.

One Year ARK Innovation ETF	-100% One Year ARK Innovation ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%

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The ARK Innovation ETF’s annualized historical volatility rate for the five-year period ended December 31, 2021, was 34.2%. The ARK Innovation ETF's highest volatility rate for any one calendar year during the five-year period was 48.89% and volatility for a shorter period of time may have been substantially higher. The ARK Innovation ETF's annualized performance for the five-year period ended December 31, 2021, was 38.93%. Historical ARK Innovation ETF volatility and performance are not indications of what the ARK Innovation ETF's volatility and performance will be in the future. The volatility of the securities that reflect the value of the ARK Innovation ETF, such as swaps, may differ from the volatility of the ARK Innovation ETF.

Correlation Risk.  A number of factors may impact the Fund's ability to achieve a high degree of inverse correlation with the ARK Innovation ETF. There is no guarantee that the Fund will achieve a high degree of inverse correlation with the ARK Innovation ETF.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

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Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Inverse Risk. Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the Index’s price rises – a result that is the opposite from traditional mutual funds and ETFs. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leverage Risk. Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

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Liquidity Risk. In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, health crises, natural disasters, excessive volatility, new legislation, or regulatory changes inside or outside of the U.S.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Swap Risk. The Fund expects to use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses.

Government-Sponsored Entities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

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Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Performance

The Fund will adopt the performance of the Predecessor Fund following the Reorganization of the Predecessor Fund which is expected to occur on ________, 2022. The Predecessor Fund has substantially similar investment objectives, strategies and policies, portfolio management team and contractual arrangements, including the same contractual fees and expenses, as the Fund as of the date of the Reorganization. The Predecessor Fund commenced operations on November 9, 2021, and, therefore, does not have a full calendar year performance record to compare to the Index and other broad market indices. Performance information will be available after the Fund has been in operation for one calendar year.

Management

Investment Advisor

AXS Investments LLC (“AXS Investments” or the “Advisor”)

Portfolio Managers

Matthew Tuttle, Managing Director and Portfolio Manager of the Advisor, has served as the portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022 and the Predecessor Fund since November 2021. Parker Binion, Portfolio Manager of the Advisor, has served as a portfolio manager of the Fund since its reorganization into the Trust in [ ], 2022. Messrs. Tuttle and Binion are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Each Creation Unit is 25,000 Shares. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

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Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The Predecessor Fund commenced operations on November 9, 2021, and therefore does not have a full fiscal year with sufficient trading history to report trading information and historical cost. Recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.axsinvestments.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor and IMST Distributors, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

Each Fund is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. Each Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Funds’ Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Exchange-Traded Funds

ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses. Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Rule 12d1-4 under the 1940 Act became effective January 19, 2021. Rule 12d1-4 allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

PRINCIPAL INVESTMENT STRATEGIES

AXS SPAC AND NEW ISSUE ETF

The Fund is an actively managed exchange traded fund. In pursuing the Fund’s investment objective, the Fund:

•	will invest at least 80% of its net assets (plus any borrowings for investment purposes) in units and shares of SPACs that have a minimum capitalization of $100 million and companies that completed an IPO within the last two years.

•	may seek to sell SPAC warrants that it receives in connection with the purchase of a SPAC’s units in order to generate additional returns for shareholders.

•	may invest in depositary receipts for cash management purposes.

For cash management purposes or due to a lack of suitable investment opportunities, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities. The Fund may purchase units of SPACs that have completed an IPO within the last two years on a secondary market or in a SPAC IPO. A SPAC that has completed a business transaction within the last two-years is considered a company that has completed an IPO within the last two-years. The Fund may enter into swap agreements on publicly traded SPACs and equity securities of companies of any market capitalization that have completed an IPO within the last two-years. The Fund utilizes such swap agreements in order to receive the returns associated with owning a SPAC or company that completed an initial public offering within the last two-years without the cost associated with directly investing in the SPAC. The Fund will utilize swap agreements to increase leverage in the Fund’s investments.

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The Advisor utilizes fundamental analysis to identify investment opportunities with favorable attributes, to evaluate industry dynamics, measure the strength of the business model and management skill. The Advisor utilizes its analysis and research to avoid concentrating the Fund’s assets in an industry. The Advisor will perform research and due diligence on the SPAC sponsors or management teams. The Advisor’s evaluation of the sponsor will include the sponsor’s history in allocating capital, securing financing, experience managing public companies, and background in the area/industry where the SPAC is searching for a business combination. The Advisor may sell a position when it a SPAC either announces a business combination or the price increases. In managing the Fund’s portfolio, the Advisor will engage in frequent trading, resulting in a high portfolio turnover rate.

AXS De-SPAC ETF

The Fund attempts to replicate the Index by investing all, or substantially all (no less than 80%), of its net assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Although the Adviser intends to be fully invested in the Index, the Fund may invest up to 20% of the Fund’s net assets in cash and cash like equivalents. [As of December 31, 2021, there were 25 issuers in the Index].

The Index is comprised of twenty-five of the largest companies, based on market capitalization, that have completed a business combination transaction with a SPAC within one year of the Index’s screening date.

The Herculoid Group LLC is the index provider for the Index. Solactive AG independently prices the Index on a continuous basis during equity market hours. The Index is rebalanced on a monthly basis.

The Advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

AXS Short De-SPAC ETF

The Fund is an actively managed exchange traded fund that attempts to achieve the inverse return of the Index by purchasing option contracts on the individual securities in the Index and entering into swap agreements on the Index. The Index is comprised of twenty-five of the largest companies, based on market capitalization, that have completed a business combination transaction with a SPAC. The Fund will enter into swap agreements with major global financial institutions for a specified period ranging from a day to more than one year whereby, the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the Index. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing the Index. In addition to swap agreements, the Advisor may purchase put options on individual securities that comprise the Index when the cost of including individual securities in the swap agreement is too expensive.

The Herculoid Group LLC is the index provider for the Index. Solactive AG independently prices the Index on a continuous basis during equity market hours. The Index is rebalanced on a monthly basis.

Additionally, the Fund will invest in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.

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AXS FOMO ETF

The Fear of Missing Out (“FOMO”) is commonly defined as a social anxiety stemming from the belief that others might be enjoying something while the person suffering anxiety misses out. The Fund’s strategy is related to the FOMO because it allows investors to invest in areas of the market that are currently in favor by retail and individual investors; thus, avoiding FOMO.

In pursuing the Fund’s investment objective, the Fund will invest in:

•	equity securities of U.S., foreign, and emerging market companies of any market capitalization and special purpose acquisition companies
•	equity ETFs and fixed income ETFs
•	volatility and inverse volatility ETFs and ETNs
•	leveraged and inverse ETFs and ETNs, that seek to provide the inverse performance of stock indices, treasury bonds, and volatility ETFs
•	Put and/or call options to manage the risk of a significant movement in the value of domestic equities over rolling one-month periods

The Fund many invest in SPACs that have yet to complete a business combination transaction or companies that have completed a business combination transaction with a SPAC within the last two years. A SPAC is blank check company that has not yet merged with an operating company or even chosen a merger target. SPACs are formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Fund may also sell options on the above listed securities in order to generate income for the Fund from premiums.

The Fund will invest in fixed income ETFs that invest in domestic and foreign fixed income securities of any credit rating maturity and duration. Such fixed income securities will include high yield bonds (commonly known as “junk bonds”). The Fund considers high yield bonds to be those that are rated lower than Baa3 by Moody’s Investors Service or lower than BBB- by Standard & Poor’s rating group. High yield bonds have a higher expected rate of default than investment grade bonds.

The Advisor uses proprietary investment models that combine market trend and counter trend following, and market analysis across asset classes to determine when to buy, sell, or hold equity securities. The Advisor uses trend following models to track and purchase securities that are perceived as increasing in value and to avoid securities that are perceived to be decreasing in value. The Advisor uses counter trend models to track and purchase securities that have been increasing in value, but are currently perceived to be oversold. Furthermore, the Advisor may use intermarket analysis to look for divergences between asset classes that tend to either move together or move apart.

Because of the tactical nature of the Advisor’s strategy, the Fund may engage in frequent trading of its portfolio which will result in a higher portfolio turnover rate.

AXS Revere Sector Opportunity ETF

The Fund is an actively managed ETF that will primarily invest in ETFs that represent a sector of the S&P 500 Index (“Sector ETFs”). The Advisor delegates execution of the Fund’s strategy to the Sub-Advisor. T he Sub-Advisor invests the Fund’s assets based on a proprietary sector selection model. The Sub-Advisor’s model recommends allocations for the Fund’s assets among Sector ETFs that each focus on common stocks of companies included in an individual sectors of the S&P 500® Index, as determined by the Global Industry Classification Standard (GICS®). The Sub-Advisor defines a Sector ETF as an ETF that invests its holdings in companies that are selected on the basis of general industry classification from a universe of companies defined by the Standard & Poor’s 500 Composite Stock® Index. The S&P 500 Index is composed of the following eleven sectors: Information Technology, Health Care, Financials, Consumer Discretionary, Communication Services, Industrials, Consumer Staples, Energy, Utilities, Real Estate, and Materials. Under normal market conditions, the Sub-Advisor will invest the Fund’s assets in all 11 sectors that comprise the S&P 500 Index.

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The S&P 500 Index is composed of the following eleven sectors:

•	Information Technology - consists of companies that develop or distribute technological items or services, and includes internet companies.
•	Health Care - consists of companies such as medical supply companies, pharmaceutical companies, and scientific-based operations or services that aim to improve the human body or mind.
•	Financials - companies involved in finance, investing, and the movement or storage of money. It includes banks, credit card issuers, credit unions, insurance companies, and mortgage REITs.
•	Consumer Discretionary - consumer products are luxury items or services that are not necessary for survival. The demand for these items depends on economic conditions and the wealth of individuals.
•	Communication Services - consists of companies that keep people connected. This includes internet providers and phone plan providers.
•	Industrials – includes a wide range of companies, from airlines and railroad companies to military weapons manufacturers.
•	Consumer Staples – includes companies that provide all the necessities of life. This includes food and beverage companies, household product providers, and personal product providers.
•	Energy - consists of all companies that play a part in the oil, gas, and consumable fuels business. This includes companies that find, drill, and extract the commodity.
•	Utilities - utility companies provide or generate electricity, water, and gas to buildings and households.
•	Real Estate – includes REITs and real estate.
•	Materials - Companies within the materials sector provide the raw material needed for other sectors to function.

The Fund’s assets are allocated among ETFs based on the sub-adviser’s proprietary sector selection model. The model incorporates macroeconomic, financial and market data to determine how to allocate the Fund’s asset among the individual sectors of the S&P 500 Index. The Sub-Advisor’s model determines whether each sector is “underweight”, “overweight” or “index weight” and allocates the Fund’s portfolio accordingly. The terms “overweight (greater allocation)”, “underweight (lesser allocation)”, and “index weight (equal allocation)” reflect the Sub-Advisor’s allocation of the Fund’s portfolio when compared to the S&P 500 Index. If the Sub-Advisor’s model determinea that a sector is “overweight”, the Sub-Advisor will allocate a higher portion of the Fund’s portfolio to the sector when compared to the sector weighting in the S&P 500 Index. If the Sub-Advisor’s model determinea that a sector is “underweight”, the Sub-Advisor will allocate a smaller portion of the Fund’s portfolio to the sector when compared to the current sector weighting in the S&P 500 Index. When the Sub-Advisor’s model determinea that a sector is “index weight”, the Sub-Advisor will invest the Fund’s portfolio to approximately mirror the sector’s weighing when compared to the S&P 500 Index. The Sub-Advisor determines whether a sector is underweight, overweight, or index weight based on daily weekly, and monthly evaluation as well as review of technical factors. The portfolio’s final sector allocation is subject to the Sub-Advisor’s risk and diversification constraints, which may limit the amount a sector may represent in the portfolio. The Sub-Advisor’s diversification constraints require the Fund to invest in at least five of the 11 sectors that comprise the S&P 500 Index at all times. The Sub-Advisor may not fully implement the results of the model if it believes the model does not take into account all relevant data, or that a different evaluation or weighting of the data is more appropriate. It is possible the Fund may not have exposure to all sectors at all times.  In managing the Fund’s portfolio, the Sub-Advisor will actively manage the Fund, resulting in a high portfolio turnover rate. The Sub-Advisor may adjust holdings based on changes in the S&P 500 economic sector weightings.

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AXS Short Innovation ETF

The Fund is an actively managed exchange traded fund that attempts to achieve the inverse (-1x) of the return of the ARK Innovation ETF for a single day (and not for any other period) by entering into a swap agreement on the ARK Innovation ETF. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.

The Fund will enter into one or more swap agreements with major global financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the global financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on the ARK Innovation ETF. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the ARK Innovation ETF.

The ARK Innovation ETF is an actively managed exchange traded fund that seeks long-term growth of capital by investing under normal circumstances primarily (at least 65% of its assets) in domestic and foreign equity securities of companies that are relevant to the Fund's investment theme of disruptive innovation. It is typically comprised of 35-55 companies.

Additionally, the Fund may invest between 40-80% of the Fund’s portfolio depending on the amount of collateral required by the Fund’s counterparties in (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

The Trust, the Fund and AXS are not affiliated with the ARK Innovation ETF, the ARK Innovation ETF’s investment advisor, or the ARK ETF TRUST.

Non-Principal Investments of the Funds

Cash Equivalents and Short-Term Investments

The Funds may invest in securities with maturities of less than two years or cash equivalents, or it may hold cash for temporary defensive purposes. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. Each Fund may adopt a defensive strategy when the portfolio manager believes instruments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Fund’s SAI, which is available at www.axsinvestments.com.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

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Principal Risks Of The Funds

Market risk (All Funds). The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

ETF structure risks (All Funds). The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Acquiring Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Acquiring Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Acquiring Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Acquiring Fund’s NAV and the price at which the Acquiring Fund shares are trading on the Exchange, which could result in a decrease in value of the Acquiring Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Acquiring Fund’s portfolio securities and the Acquiring Fund’s market price. This reduced effectiveness could result in Acquiring Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Acquiring Fund shares.

Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Acquiring Fund’s NAV, there may be times when the market prices of shares is more than the NAV (premium) or less than the NAV (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Acquiring Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Acquiring Fund shares may decrease considerably and cause the market price of Acquiring Fund shares to deviate significantly from the Acquiring Fund’s NAV.

Trading Issues Risk. Although the Acquiring Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Acquiring Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Acquiring Fund shares inadvisable. In addition, trading in Acquiring Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Acquiring Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Acquiring Fund, it may have difficulty maintaining its listings on the Exchange.

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Costs of Buying or Selling Shares.  Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Management and strategy risk (All Funds). The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

SPAC risk (AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF, and AXS FOMO ETF). Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale. Companies that have completed a business transaction with a SPAC (“SPAC-derived companies”) may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

SPAC-derived company risk (AXS De-SPAC ETF and AXS Short De-SPAC ETF). Companies that have completed a business transaction with a SPAC (“SPAC-derived companies”) may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in a SPAC-derived company are typically a small percentage of the market capitalization. The ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

SPAC tax risk (AXS SPAC and New Issue ETF and AXS De-SPAC ETF). It is possible that the Fund may hold equity interests in SPACs or other entities that are treated as passive foreign investment companies (“PFICs”) or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes. The application of the PFIC and CFC rules is complex and is not clear in all cases. It is possible that the IRS could take a position with respect to the PFIC or CFC rules that is contrary to positions taken by the Fund and/or one or more entities in which the Fund invests. If such an IRS position were to be sustained, then such entity or entities, the Fund and the Fund’s shareholders could suffer adverse tax consequences. The economic burden of those adverse tax consequences could be borne by Fund shareholders in the year the position is sustained, even though (a) those adverse tax consequences were properly attributable to an earlier taxable year in which the Fund’s shares were held by different shareholders or in different proportions, and/or (b) the Fund no longer holds interests in the relevant SPAC or other entity.

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Asset allocation risk (AXS Revere Sector Opportunity ETF).  The Fund’s investment performance depends upon the successful allocation by the sub-adviser of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the sub-adviser’s allocation techniques and decisions will produce the desired results.

Compounding risk (AXS Short De-SPAC ETF). The return of the Fund for a period longer than a single day is the result of its return for each day compounded over the period and usually will differ in amount and possibly even direction from the Fund’s stated multiple times the return of the Index for the same period.

Correlation risk (AXS Short De-SPAC ETF and AXS Short Innovation ETF).  A number of factors may impact the Fund's ability to achieve a high degree of inverse correlation with the index or asset that it tracks. There is no guarantee that the Fund will achieve a high degree of inverse correlation.

Counterparty risk (AXS SPAC and New Issue ETF, AXS Short De-SPAC ETF and AXS Short Innovation ETF). A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

COVID-19 related market events (All Funds). The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Cybersecurity risk (All Funds). Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor(s) and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Depositary Receipts Risk (AXS SPAC and New Issue ETF). The Fund may invest in depositary receipts. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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Derivatives risk (AXS SPAC and New Issue ETF, AXS Short De-SPAC ETF, AXS FOMO ETF, and AXS Short Innovation ETF). Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Effects of compounding and market volatility risk (AXS Short Innovation ETF).  The Fund has a daily investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to differ from -100% of the ARK Innovation ETF's performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on funds that are inverse and that rebalance daily. For an inverse Fund, if adverse daily performance of the ARK Innovation ETF reduces the amount of a shareholder's investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder's investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the ARK Innovation ETF increases the amount of a shareholder's investment, the dollar amount lost due to future adverse performance will increase because the shareholder's investment has increased.

The effect of compounding becomes more pronounced as the ARK Innovation ETF's volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the ARK Innovation ETF during shareholder's holding period of an investment in the Fund.

The chart below provides examples of how the ARK Innovation ETF's volatility could affect the Fund's performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ARK Innovation ETF's volatility; b) ARK Innovation ETF's performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the ARK Innovation ETF. The chart below illustrates the impact of two principal factors – ARK Innovation ETF's volatility and ARK Innovation ETF's performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of ARK Innovation ETF's volatility and ARK Innovation ETF's performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the ARK Innovation ETF; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher ARK Innovation ETF volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the ARK Innovation ETF.

As shown in the chart below, the Fund would be expected to lose 6.04% if the ARK Innovation ETF provided no return over a one year period during which the ARK Innovation ETF experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the ARK Innovation ETF's return is flat.  For instance, if the ARK Innovation ETF's annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative ARK Innovation ETF's return for the year was 0%. Areas shaded red represent those scenarios where the Fund can be expected to return less than -100% of the performance of the ARK Innovation ETF and those shaded gray represent those scenarios where the Fund can be expected to return more than -100% of the performance of the ARK Innovation ETF. The Fund’s actual returns may be significantly better or worse than the returns shown below.

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One Year ARK Innovation ETF	-100% One Year ARK Innovation ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%

The ARK Innovation ETF’s annualized historical volatility rate for the five-year period ended December 31, 2021, was 34.2%. The ARK Innovation ETF's highest volatility rate for any one calendar year during the five-year period was 48.89% and volatility for a shorter period of time may have been substantially higher. The ARK Innovation ETF's annualized performance for the five-year period ended December 31, 2021, was 38.93%. Historical ARK Innovation ETF volatility and performance are not indications of what the ARK Innovation ETF's volatility and performance will be in the future. The volatility of the securities that reflect the value of the ARK Innovation ETF, such as swaps, may differ from the volatility of the ARK Innovation ETF.

Emerging markets risk (AXS FOMO ETF). Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity risk (AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF, and AXS FOMO ETF). The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF risk (AXS FOMO ETF and AXS Revere Sector Opportunity ETF). Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

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ETN risk (AXS FOMO ETF). ETNs are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Fixed income securities risk (AXS Short De-SPAC ETF, AXS FOMO ETF, and AXS Short Innovation ETF). The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Foreign investment risk (AXS FOMO ETF). The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Government-sponsored entities risk (AXS Short De-SPAC ETF, and AXS Short Innovation ETF). The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

High yield (“junk”) bond risk (AXS FOMO ETF). High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Index provider risk (AXS De-SPAC ETF). There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider relies on an independent calculation agent to calculate and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Acquiring Fund and its shareholders.

Indexing strategy/Index tracking risk (AXS De-SPAC ETF). The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Fund may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Fund also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Advisor seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Advisor may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.

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IPO risk (AXS SPAC and New Issue ETF). The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Inverse ETF risk (AXS FOMO ETF).  Inverse ETFs seek to provide the inverse daily return of a particular index or group of securities. Over time, the Inverse ETF’s returns may differ dramatically from the returns of the underlying index or group of securities. Longer holding periods and market volatility will exacerbate the differences in the Inverse ETF’s returns compared to those of the index or group of securities. It is possible that an Inverse ETF may decline in value even when the value of the index or group of securities falls.

Inverse risk (AXS Short De-SPAC ETF and AXS Short Innovation ETF). Short (inverse) positions are designed to profit from a decline in the price of particular securities, investments in securities or indices. The Fund will lose value if and when the Index’s price rises – a result that is the opposite from traditional mutual funds and ETFs. Like leveraged investments, inverse positions may be considered aggressive. Inverse positions may also be leveraged. Such instruments may experience imperfect negative correlation between the price of the investment and the underlying security or index. The use of inverse instruments may expose the Fund to additional risks that it would not be subject to if it invested only in “long” positions.

Large-cap company risk (AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS FOMO ETF, and AXS Short Innovation ETF). Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Leveraged ETF risk (AXS FOMO ETF).  Investing in leveraged ETFs will amplify the Fund’s gains and losses.  Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Leverage risk (AXS SPAC and New Issue ETF, AXS Short De-SPAC ETF, and AXS Short Innovation ETF). Certain Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Liquidity risk (AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF and AXS Short Innovation ETF).  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

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Model risk (AXS Revere Sector Opportunity ETF).  Like all quantitative analysis, the sub-adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the sub-adviser’s model. No assurance can be given that the fund will be successful under all or any market conditions.

Natural resources risk (AXS Revere Sector Opportunity ETF).  Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Non-diversification risk (AXS Short De-SPAC ETF, and AXS Short Innovation ETF). The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Options risk (AXS Short De-SPAC ETF and AXS FOMO ETF). Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Portfolio turnover risk (AXS SPAC and New Issue ETF, AXS FOMO ETF, and AXS Revere Sector Opportunity ETF). Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Pre-determined time frame risk (AXS SPAC and New Issue ETF).  SPACs typically have a pre-determined timeframe to merge with an operating company or they will liquidate. If a SPAC is unable to find a merger target, the Fund’s returns may be diminished.

Rebalancing risk (AXS Short De-SPAC ETF). If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated multiple. The Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains.

Sector focus risk (AXS Revere Sector Opportunity ETF). The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

•	Communications sector risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
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•	Consumer discretionary sector risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•	Consumer staples sector risk. Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal product companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending.

•	Energy sector risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, acts of terrorism, war, political and world events, and economic conditions. These companies may be at risk for environmental damage claims.

•	Health care sector risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

•	Financial sector risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments, hackers, changes in monetary and fiscal policies, regulations, and economic conditions could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
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•	Industrial sector risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation securities, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

•	Materials sector risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

•	Real estate sector risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, changes in interest rates, credit and mortgage quality, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

•	Technology sector risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

•	Utilities sector risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability. Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
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Small-cap and mid-cap company risk (AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS FOMO ETF, and AXS Short Innovation ETF). The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Swap risk (AXS SPAC and New Issue ETF, AXS Short De-SPAC ETF, and AXS Short Innovation ETF). The Fund expects to use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses.

Third party data risk (AXS De-SPAC ETF). The composition of the Index is heavily dependent on proprietary information and data supplied by a third party (“Third Party Data”). When Third Party Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Acquiring Fund’s portfolio can be expected to reflect the errors, too.

Tracking error risk (AXS De-SPAC ETF). As with all index funds, the performance of the Acquiring Fund and the Index may differ from each other for a variety of reasons. For example, the Acquiring Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Acquiring Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Warrants and rights risk (AXS SPAC and New Issue ETF).  Warrants and rights may lack a liquid secondary market for resale.  The prices of warrants and rights may fluctuate as a result of speculation or other factors.  Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments.  If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

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Additional Information Regarding Investment Techniques and Policies for the AXS Short Innovation ETF

The Effects of Fees and Expenses on the Return of a Fund for a Single Trading Day. The AXS Short Innovation ETF seeks to provide a daily return which is the inverse (or opposite) of the daily return of ARK Innovation ETF.

The Fund may have difficulty in achieving its daily inverse investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if the ARK Innovation ETF invests in foreign securities where the foreign market closes before or after the New York Stock Exchange ("NYSE") closes (generally at 4 p.m. Eastern Time), the performance of the ARK Innovation ETF may differ from the expected daily inverse performance. In a situation where the Fund's counterparties cannot achieve swap exposure on the ARK Innovation ETF, a counterparty may create a basket that approximates the performance of the ARK Innovation ETF, which will give the Fund short exposure on the individual names and in the correct percentages of the ARK Innovation ETF.

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

The Fund seek daily returns while repositioning exposure daily. Therefore, for a period longer than one day, the pursuit of a daily investment objective will result in daily compounding. This means that the return of the ARK Innovation ETF over a period of time greater than one day multiplied by the Fund's daily target (i.e., -100%) generally will not equal the Fund's performance over that same period. As a consequence, investors should not plan to hold the Fund unmonitored for periods longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund's stated daily inverse investment objective and the performance of the ARK Innovation ETF for the full trading day. The Funds is not suitable for all investors.

Consider the following examples:

Mary is considering investments in two funds, Funds A and B. Fund A is a traditional index ETF which seeks (before fees and expenses) to match the performance of the ARK Innovation ETF. Similar to the Fund, Fund B is an ETF that seeks daily investment results (before fees and expenses) that correspond to -100% of the daily performance of the ARK Innovation ETF.

On Day 1, the ARK Innovation ETF increases in value from $100 to $105, a gain of 5%. On Day 2, the ARK Innovation ETF decreases in value from $105 back to $100, a loss of 4.76%. In the aggregate, the ARK Innovation ETF has not moved.

An investment in the Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:

Day	ARK Innovation ETF Value	ARK Innovation ETF Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to lose 5% on Day 1 (-100% of 5%) but gain 4.76% on Day 2.

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Day	ARK Innovation ETF Performance	-100% of ARK Innovation ETF Performance	Value of Fund B Investment
			$100.00
1	5.00%	-5.00%	$95.00
2	-4.76%	4.76%	$99.52

In the case of Fund B, although the percentage decrease on Day 2 is sufficient to bring the value of the ARK Innovation ETF back to its starting point, because the inverse of that percentage is applied to a lower principal amount on Day 2, Fund B has a loss. (These calculations do not include the charges for fund fees and expenses.) As you can see, an investment in Fund B has additional risks than Fund A due to the effects of compounding on Fund B.

An investor who purchases shares of the Fund intra-day will generally receive more, or less, than -100% exposure to the ARK Innovation ETF from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the ARK Innovation ETF from the end of the prior trading day. If the Fund's shares are held for a period longer than a single trading day, the Fund's performance is likely to deviate from -100% of the return of the ARK Innovation ETF's performance for the longer period. This deviation will increase with higher volatility and longer holding periods.

Examples of the Impact of ARK Innovation ETF Volatility. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses. Daily rebalancing will typically cause the Fund to lose money if the ARK Innovation ETF experiences volatility. Volatility rate is a statistical measure of the magnitude of fluctuations in the ARK Innovation ETF's returns over a defined period. For periods longer than a trading day, volatility in the performance of the ARK Innovation ETF from day to day is the primary cause of any disparity between the Fund's actual returns and the returns of the ARK Innovation ETF for such period. Volatility causes such disparity because it exacerbates the effects of compounding on the Fund's returns. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund seeking an 100% correlation with the ARK Innovation ETF:

Example 1 – ARK Innovation ETF Experiences Low Volatility

Mary invests $10.00 in the hypothetical Fund at the close of trading on Day 1. During Day 2, the ARK innovation ETF decreases from 100 to 98, a 2% loss. Mary's investment rises 2% to $10.20. Mary holds her investment through the close of trading on Day 3, during which the ARK Innovation ETF decreases from 98 to 96, a loss of 2.04%. Mary's investment rises to $10.41, a gain during Day 3 of 2.04%. For the two day period since Mary invested in the Fund, the ARK Innovation ETF lost 4% although Mary's investment increased by 4.1%. Because the ARK Innovation ETF continued to trend upwards with low volatility, Mary's return closely correlates to the -100% return of the return of the ARK Innovation ETF for the period.

Example 2 – ARK Innovation ETF Experiences High Volatility

Mary invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the ARK Innovation ETF decreases from 100 to 98, a 2% loss, and Mary's investment rises 2% to $10.20. Mary continues to hold her investment through the end of Day 3, during which the ARK Innovation ETF increases from 98 to 102, a gain of 4.08%. Mary's investment declines by 4.08%, from $10.20 to $9.78. For the two day period since Mary invested in the Fund, the ARK Innovation ETF gained 2% while Mary's investment decreased from $10 to $9.78, a 2.20% loss. The volatility of the ARK Innovation ETF affected the correlation between the ARK Innovation ETF's return for the two day period and Mary's return. In this situation, Mary lost more than -100% the return of the ARK Innovation ETF.

Example 3 – Intra-day Investment with Volatility

The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the ARK Innovation ETF from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

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Mary invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the ARK Innovation ETF moved from 100 to 98, a 2% loss. In light of that loss, the Fund's beta at the point at which Mary invests is -96%. During the remainder of Day 2, the ARK Innovation ETF decreases from 98 to 90, a loss of 8.16%, and Mary's investment rises 7.83% (which is the ARK Innovation ETF's gain of 8.16% multiplied by the 96% beta that she received) to $10.78. Mary continues to hold her investment through the close of trading on Day 2, during which the ARK Innovation ETF increases from 90 to 110, a gain of 22.22%. Mary's investment declines by 18.2%, from $10.78 to $8.82. For the period of Mary's investment, the ARK Innovation ETF increased from 98 to 110, a gain of 12.25%, while Mary's investment decreased from $10.00 to $8.82, an 11.8% loss. The volatility of the ARK Innovation ETF affected the correlation between the index's return for period and Mary's return. In this situation, Mary lost less than -100% of the return of the ARK Innovation ETF. Mary's investment was also affected because she missed the first 2% move of the ARK Innovation ETF and had a beta of -96% for the remainder of Day 2.

The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Fund should: (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments. Investors who do not understand the Fund or do not intend to actively manage their funds and monitor their investments should not buy the Fund. There is no assurance that any of the Fund offered in this Prospectus will achieve their investment objectives and an investment in any Fund could lose money. The Fund is not a complete investment program.

Market Volatility. The Fund seeks to provide a return which is -100% of the daily performance of its underlying index. The Fund does not attempt to and should not be expected to, provide returns which are -100% of the return of the ARK Innovation ETF for periods other than a single day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair the Fund's performance if the ARK Innovation ETF experiences volatility. For instance, the Fund would be expected to lose 4% (as shown in Table 1 below) if the ARK Innovation ETF provided no return over a one year period and experienced annualized volatility of 20%. If the ARK Innovation ETF's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for the Fund widens to approximately 15%.

Volatility Range	Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-22%
60%	-30%
70%	-39%
80%	-47%
90%	-55%
100%	-63%

Note that at higher volatility levels, there is a chance of a significant loss of Fund assets even if the ARK Innovation ETF is flat. For instance, if annualized volatility of the ARK Innovation ETF were 100%, the Fund based on the ARK Innovation ETF’s volatility would be expected to lose more than 60% of its value, even if the ARK Innovation ETF returned 0% for the year. The ARK Innovation ETF's volatility rate is a statistical measure of the magnitude of fluctuations in its return.

Table 2 shows the annualized historical volatility rate for the ARK Innovation ETF over the five year period ended December 31, 2020. Since market volatility has negative implications for Fund which rebalances daily, investors should be sure to monitor and manage their investments in the Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indices in Table 2 to give investors some sense of the risks of holding the Fund for longer periods over the past five years. Historical volatility and performance are not likely indicative of future volatility and performance.

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Table 2 – Historic Volatility of the ARK Innovation ETF

5-Year Historical Volatility Rate
ARK Innovation ETF	31.37%

The Projected Returns of the Fund for Intra-Day Purchases. Because the Fund rebalances its portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than -100% investment exposure to the ARK Innovation for the Fund. The exposure to the ARK Innovation ETF received by an investor who purchases the Fund intra-day will differ from the Fund's stated daily investment objective (i.e.,-100%) by an amount determined by the movement of the ARK Innovation ETF from its value at the end of the prior day. If the ARK Innovation ETF moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the ARK Innovation ETF than the stated fund daily investment objective (i.e., -100%). Conversely, if the ARK Innovation ETF moves in a direction adverse to the Fund, the investor will receive more exposure to the ARK Innovation ETF than the stated fund daily inverse investment objective (i.e., -100%).

Table 3 below indicates the exposure to the ARK Innovation ETF that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund's ARK Innovation ETF from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the ARK Innovation has moved 2% in a direction favorable to the Fund, the investor would receive exposure to the performance of the ARK Innovation ETF from that point until the investor sells later that day or the end of the day equal to approximately 96% of the investor's investment.

Conversely, if the ARK Innovation ETF has moved 2% in a direction unfavorable to the Fund, an investor at that point would receive exposure to the performance of the ARK Innovation ETF from that point until the investor sells later that day or the end of the day equal to approximately -104% of the investor's investment.

The table includes a range of the ARK Innovation ETF moves from 5% to – 5% for the Fund; ARK Innovation ETF moves beyond the range noted below will result in exposure further from the Fund's daily investment objective.

Table 3

ARK Innovation ETF	Resulting Exposure for the Fund
-5%	-90%
-4%	-92%
-3%	-94%
-2%	-96%
-1%	-98%
0%	-100%
1%	-102%
2%	-104%
3%	-106%
4%	-108%
5%	-110%

The Projected Returns of the Fund for Periods Other Than a Single Trading Day. The Fund seeks investment results on a daily basis – from the close of regular trading on one trading day to the close on the next trading day – which should not be equated with seeking an investment objective for any other period. For instance, if the ARK Innovation ETF gains 10% for a week, the Fund should not be expected to provide a return of -10% for the week even if it meets its daily investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily investment objectives may result in daily compounding, which means that the return of the ARK Innovation ETF over a period of time greater than one day multiplied by the Fund's daily inverse investment objective (-100%) will not generally equal the Fund's performance over that same period. In addition, the effects of compounding become greater the longer shares are held beyond a single trading day.

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The following tables set out a range of hypothetical daily performances during a given 10 trading days of the ARK Innovation ETF and demonstrate how changes in the ARK Innovation ETF impact the Fund's performance for one trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the Fund over a 10 trading day period and do not reflect fees and expenses of any kind.

Table 4

ARK Innovation ETF				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$ 95.00	-5.00%	-5.00%
Day 2	110	4.76%	10.00%	$ 90.47	-4.76%	-9.53%
Day 3	100	-9.09%	0.00%	$ 98.69	9.09%	-1.31%
Day 4	90	-10.00%	-10.00%	$108.55	10.00%	8.55%
Day 5	85	-5.56%	-15.00%	$114.58	5.56%	14.58%
Day 6	100	17.65%	0.00%	$ 94.35	-17.65%	-5.65%
Day 7	95	-5.00%	-5.00%	$ 99.06	5.00%	-0.94%
Day 8	100	5.26%	0.00%	$ 93.84	-5.26%	-6.16%
Day 9	105	5.00%	5.00%	$ 89.14	-5.00%	-10.86%
Day 10	100	-4.76%	0.00%	$ 93.38	4.76%	-6.62%

The cumulative hypothetical performance of the ARK Innovation ETF in Table 4 is 0% for 10 trading days. The hypothetical return of the Fund for the 10 trading day period is -6.62%. The volatility of the hypothetical underlying index performance and lack of a clear trend results in performance for the Fund for the period which bears little relationship to the performance of the ARK Innovation ETF for the 10 trading day period.

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Table 5 – The ARK Innovation ETF Rises in a Clear Trend

ARK Innovation ETF				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$ 98.00	-2.00%	-2.00%
Day 2	104	1.96%	4.00%	$ 96.07	-1.96%	-3.93%
Day 3	106	1.92%	6.00%	$ 94.22	-1.92%	-5.78%
Day 4	108	1.89%	8.00%	$ 92.43	-1.89%	-7.57%
Day 5	110	1.85%	10.00%	$ 90.72	-1.85%	-9.28%
Day 6	112	1.82%	12.00%	$ 89.06	-1.82%	-10.94%
Day 7	114	1.79%	14.00%	$ 87.46	-1.79%	-12.54%
Day 8	116	1.75%	16.00%	$ 85.92	-1.75%	-14.08%
Day 9	118	1.72%	18.00%	$ 84.44	-1.72%	-15.56%
Day 10	120	1.69%	20.00%	$ 83.01	-1.69%	-16.91%

The cumulative hypothetical performance of the ARK Innovation ETF in Table 5 is 20% for 10 trading days. The hypothetical return of the Fund for the 10 trading day period is -16.91%. In this case, because of the positive hypothetical performance of the ARK Innovation ETF, the Fund's hypothetical decline is less than -100% of the hypothetical ARK Innovation ETF's gain for the 10 trading day period.

Table 6 – The ARK Innovation ETF Declines in a Clear Trend

ARK Innovation ETF				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$102.00	2.00%	2.00%
Day 2	96	-2.04%	-4.00%	$104.08	2.04%	4.08%
Day 3	94	-2.08%	-6.00%	$106.24	2.08%	6.24%
Day 4	92	-2.13%	-8.00%	$108.50	2.13%	8.50%
Day 5	90	-2.17%	-10.00%	$110.85	2.17%	10.85%
Day 6	88	-2.22%	-12.00%	$113.31	2.22%	13.31%
Day 7	86	-2.27%	-14.00%	$115.88	2.27%	15.88%
Day 8	84	-2.33%	-16.00%	$118.58	2.33%	18.58%
Day 9	82	-2.38%	-18.00%	$121.40	2.38%	21.40%
Day 10	80	-2.44%	-20.00%	$124.36	2.44%	24.36%

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The cumulative hypothetical performance of the ARK Innovation ETF in Table 6 is -20% for 10 trading days. The return of the Fund for the 10 trading day period is 24.36%. In this case, because of the negative hypothetical performance of the ARK Innovation ETF, the Fund's hypothetical gain is greater than 100% of the ARK Innovation ETF's decline for the 10 trading day period.

MANAGEMENT OF THE FUNDS

Each Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, Sub-Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Funds’ advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). The principal office of the Advisor is located at 181 Westchester Ave, Suite 402, Port Chester, New York 10573. The Advisor has approximately $639 million in assets under management as of December 31, 2021.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
AXS SPAC and New Issue ETF	0.83%
AXS De-SPAC ETF	0.75%
AXS Short De-SPAC ETF	0.90%
AXS FOMO ETF	0.80%
AXS Revere Sector Opportunity ETF	0.95%
AXS Short Innovation ETF	[ ]%

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements for the AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF and AXS Short Innovation ETF will be available in the Funds’ Annual Report to shareholders for the fiscal period ended September 30, 2022. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the AXS FOMO ETF will be available in the Fund’s Semi-Annual Report to shareholders for the period ended September 30, 2022. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for the AXS Revere Sector Opportunity ETF will be available in the Fund’s Semi-Annual Report to shareholders for the period ended September 30, 2022

Investment Sub-Advisor

Revere Wealth Management, LLC, located at 650 Fifth Avenue, 35th Floor, New York, New York 10019, serves as sub-advisor to the AXS Revere Sector Opportunity ETF and provides asset allocation recommendations to the Advisor. For its services, the Sub-Advisor is paid a fee by the Advisor.

Portfolio Managers

Matthew Tuttle, Managing Director and Portfolio Manager of the Advisor, serves as portfolio manager for the AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF, AXS FOMO ETF and AXS Short Innovation ETF. Mr. Tuttle joined AXS in [January 2022] and has over [__] years of experience in portfolio management. Prior to joining AXS, Mr. Tuttle was President, Chief Executive Officer and Chief Investment Officer of Tuttle Capital Management, LLC from [ ] to [ ], 2022 and was responsible for managing the SPAC and New Issue ETF, De-SPAC ETF, Short De-SPAC ETF, FOMO ETF and Tuttle Capital Short Innovation ETF.

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Parker Binion, Portfolio Manager of the Advisor, serves as portfolio manager for the AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF, AXS FOMO ETF and AXS Short Innovation ETF. Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Scott Fullman, Portfolio Manager of the Sub-Advisor, serves as the portfolio manager of the AXS Revere Sector Opportunity Fund. Mr. Fullman joined the Sub-Advisor in [ ] and has over [ ] years of portfolio management experience

The Funds’ SAI provides additional information about the compensation structure for the portfolio manager, other accounts that the portfolio manager manages and the ownership of Shares by the portfolio manager.

Manager of Managers Structure

AXS and the Trust have received an exemptive order from the SEC for the Funds which allows AXS to operate the Funds under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the Board, has the discretion to terminate any sub-advisor and allocate and reallocate a Fund’s assets among AXS and any other sub-advisor. AXS has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for a Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for a Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage a Fund. Within 90 days after hiring any new sub-advisor, the respective Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS’s responsibilities to the Funds under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the respective Fund’s investment goal, policies and restrictions. Subject to the review by the Board, AXS will: (a) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

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The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following. This agreement is in effect until the dates indicated in the table below and it may be terminated before that date only by the Trust's Board of Trustees.

Fund	Expense Cap as percent of average daily net assets	Expiration Date
AXS SPAC and New Issue ETF	0.95%	January 31, 2023
AXS De-SPAC ETF	0.75%	January 31, 2023
AXS Short De-SPAC ETF	0.95%	January 31, 2023
AXS FOMO ETF	0.90%	July 31, 2022
AXS Revere Sector Opportunity ETF	1.05%	March 31, 2023
AXS Short Innovation ETF	[ ]%	[ ]

Any reduction in advisory fees or payment of fund expenses made by AXS in a fiscal year may be reimbursed by the Funds for a period ending three full years after the date of reduction or payment if AXS so requests. Such reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. All other reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or fund expenses.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Funds’ shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Funds will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Funds is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Funds’ NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. A Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect a Fund’s NAV on those days.

Each Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when a Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

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In certain circumstances, a Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when a Fund’s NAV is determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), a Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Funds do not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Funds reserve the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Funds’ investment strategies, or whether they would cause a Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Funds are issued and redeemed only in large quantities of shares known as Creation Units available only from the Funds directly to Authorized Participants, and that most trading in the Funds occurs on the Exchange at prevailing market prices and does not involve the Funds directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Funds or their shareholders. In addition, frequent trading of shares of the Funds done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.axsinvestments.com with respect to each Fund: (i) information for each portfolio holding that will form the basis of the next calculation of a Fund’s net asset value per share; (ii) a Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days a Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) a Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year a Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that a Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds have not established a dividend reinvestment plan, but dividends may be reinvested automatically in additional Fund shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

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Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of a Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

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Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of a Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of a Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

Each Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. Each Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

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DISTRIBUTOR

IMST Distributors, LLC (the “Distributor”) serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on each Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. [ ], serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. [ ], serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. [ ], serves as the fund accounting agent for the Funds. The fund accounting agent calculates each Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm. [          ], serves as the Funds’ independent registered public accounting firm and is responsible for auditing the annual financial statements of each Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Funds are treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in exchange-traded funds offered by the Trust, including the Funds, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

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Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Funds, whether or not participating in the distribution of shares of the Funds, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Funds that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Funds’ Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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Financial Highlights

The following tables are intended to help you understand each Predecessor Fund’s financial performance for the period of the Predecessor Funds’ operations. Certain information reflects financial results for a single Predecessor Fund share. The total return figures represent the percentage that an investor in each Predecessor Fund would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). The financial information has been audited by each Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Funds’ financial statements, is included in each Predecessor Fund’s annual report, which is available upon request (see back cover).

The SPAC and New Issue ETF	For the Six Months Ended February 28, 2022 (unaudited)	December 15, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period		$25.00
Net Investment Income (Loss)		(0.26)
Net Realized and Unrealized Gains (Losses) on Investments(b)		3.98
Total from Investment Activities		3.72
Distributions from Net Investment Income		—
Distributions from Net Realized Gains on Investments		—
Total Distributions		—
Net Asset Value, End of Period		$28.72
Net Assets at End of Period (000’s)		$85,444
Total Return at NAV(c)(d)		14.88%
Total Return at Market(d)(e)		14.96%
Ratio of Net Expenses to Average Net Assets(f)		0.95%
Ratio of Gross Expenses to Average Net Assets(f)(g)		1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)		(0.90)%
Portfolio Turnover(d)(h)		124%

(a)	Commencement of operations.
(b)	Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Not annualized for periods less than one year.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Excludes the impact of in-kind transactions.
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The De-SPAC ETF	For the Six Months Ended February 28, 2022 (unaudited)	May 18, 2021(a) through September 30, 2021
Net Asset Value, Beginning of Period		$25.00

Net Investment Income (Loss)		0.01
Net Realized and Unrealized Gains (Losses) on Investments		(2.70)
Total from Investment Activities		(2.69)

Distributions from Net Investment Income		(0.02)
Distributions from Net Realized Gains on Investments		—
Total Distributions		(0.02)

Net Asset Value, End of Period		$22.29
Net Assets at End of Period (000's)		$2,229

Total Return at NAV(b)(c)		(10.79)%
Total Return at Market(c)(d)		(10.69)%

Ratio of Net Expenses to Average Net Assets(e)		0.75%
Ratio of Gross Expenses to Average Net Assets(e)(f)		5.93%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)		0.19%
Portfolio Turnover(c)(g)		44%

(a)	Commencement of operations.
(b)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(c)	Not annualized for periods less than one year.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
(e)	Annualized for periods less than one year.
(f)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Excludes the impact of in-kind transactions.

32

The Short De-SPAC ETF	For the Six Months Ended February 28, 2022 (unaudited)	May 17, 2021(a) through September 30, 2021
Net Asset Value, Beginning of Period		$30.00

Net Investment Income (Loss)		(0.08)
Net Realized and Unrealized Gains (Losses) on Investments(b)		(1.58)
Total from Investment Activities		(1.66)

Distributions from Net Investment Income		—
Distributions from Net Realized Gains on Investments		—
Total Distributions		—

Net Asset Value, End of Period		$28.34
Net Assets at End of Period (000's)		$19,835

Total Return at NAV(b)(c)		(5.55)%
Total Return at Market(c)(d)		(5.57)%

Ratio of Net Expenses to Average Net Assets(e)		0.95%
Ratio of Gross Expenses to Average Net Assets(e)(f)		1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)		(0.95)%
Portfolio Turnover(c)(g)		—%

(a)	Commencement of operations.
(b)	Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Not annualized for periods less than one year.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Excludes the impact of in-kind transactions.
33

FOMO ETF	For the Six Months Ended February 28, 2022 (unaudited)	May 24, 2021(a) through September 30, 2021
Net Asset Value, Beginning of Period		$25.00

Net Investment Income (Loss)(b)		(0.01)
Net Realized and Unrealized Gains (Losses) on Investments		(1.09)
Total from Investment Activities		(1.10)

Distributions from Net Investment Income		—
Distributions from Net Realized Gains on Investments		—
Total Distributions		—

Net Asset Value, End of Period		$23.90
Net Assets at End of Period (000's)		$6,574

Total Return at NAV(c)(d)		(4.38)%
Total Return at Market(d)(e)		(4.48)%

Ratio of Net Expenses to Average Net Assets(f)		0.90%
Ratio of Gross Expenses to Average Net Assets(f)(g)		2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)		(0.14)%
Portfolio Turnover(d)(h)		1,285%

(a)	Commencement of operations.
(b)	Calculated based on average shares method.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Not annualized for periods less than one year.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Excludes the impact of in-kind transactions.

34

Revere Sector Opportunity ETF	For the Six Months Ended February 28, 2022 (unaudited)	August 23, 2021(a) through September 30, 2021
Net Asset Value, Beginning of Period		$25.00

Net Investment Income (Loss)(b)		0.07
Net Realized and Unrealized Gains (Losses) on Investments		(1.21)
Total from Investment Activities		(1.14)

Distributions from Net Investment Income		—
Distributions from Net Realized Gains on Investments		—
Total Distributions		—

Net Asset Value, End of Period		$23.86
Net Assets at End of Period (000's)		$6,560

Total Return at NAV(c)(d)		(4.58)%
Total Return at Market(d)(e)		(4.44)%

Ratio of Net Expenses to Average Net Assets(f)		1.05%
Ratio of Gross Expenses to Average Net Assets(f)(g)		3.69%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)		2.62%
Portfolio Turnover(d)(h)		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares method.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Not annualized for periods less than one year. Portfolio Turnover was 0% due to no applicable transactions during the period.
(e)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.
(f)	Annualized for periods less than one year.
(g)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h)	Excludes the impact if in-kind transactions.

35

AXS SPAC and New Issue ETF (Ticker: SPCX)

AXS De-SPAC ETF (Ticker: DSPC)

AXS Short De-SPAC ETF (Ticker: SOGU)

AXS FOMO ETF (Ticker: FOMO)

AXS Revere Sector Opportunity ETF (RSPY)

AXS Short Innovation ETF (SARK)

Each a series of Investment Managers Series Trust II

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI is available and annual and semi-annual reports will be available, free of charge, on the Fund’s website at www.axsinvestments.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund, by calling the Fund (toll-free) at 1-866-984-2510 or by writing to the Fund’s distributor, IMST Distributors, LLC at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Reports and other information about the Fund are also available:

•	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov; or
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File Nos. 333-191476

811-22894

36

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Preliminary Statement of Additional Information

Dated April 1, 2022

Subject to Completion

AXS SPAC and New Issue ETF (Ticker:    )

AXS De-SPAC ETF (Ticker:    )

AXS Short De-SPAC ETF (Ticker:    )

AXS FOMO ETF (Ticker:    )

AXS Revere Sector Opportunity ETF (    )

AXS Short Innovation ETF (    )

Each a series of Investment Managers Series Trust II

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated _________, 2022, of the above funds (each a “Fund” and collectively the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”). AXS Investments LLC (the “Advisor”) is the investment advisor to the Funds.

Shares of the AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF, and AXS Short Innovation are listed on the NASDAQ Stock Market LLC.

Shares of the AXS FOMO ETF are listed on the CBOE BZX Exchange, Inc.

Shares of the AXS Revere Sector Opportunity ETF are listed on the NYSE Arca, Inc.

A copy of the Fund’s Prospectus may be obtained by contacting the Fund’s distributor, IMST Distributors, LLC at Three Canal Plaza, Suite 100, Portland, Maine 04101, by visiting the Fund’s website at www.axsinvestments.com or by calling toll free 1-866-984-2510.

1

The Trust and The Funds

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

On [ ] 2022, each of the Funds will acquire all the assets and liabilities of the following funds (each a “Predecessor Fund”). Each Fund will adopt the prior performance and financial history of the corresponding Predecessor Fund.

Predecessor Fund*	Fund
The SPAC and New Issue ETF	AXS SPAC and New Issue ETF
The De-SPAC ETF	AXS De-SPAC ETF
The Short De-SPAC ETF	AXS Short De-SPAC Fund
FOMO ETF	AXS FOMO ETF
Revere Sector Opportunity ETF	AXS Revere Sector Opportunity ETF
Tuttle Capital Short Innovation ETF	AXS Short Innovation ETF

*	Each Predecessor Fund was a series of Collaborative Investment Series Trust

The AXS SPAC and New Issue ETF, AXS Short De-SPAC Fund, AXS FOMO ETF, and AXS Revere Sector Opportunity ETF are each classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The AXS De-SPAC ETF and AXS Short Innovation ETF are each classified as a non-diversified fund, which means it is not subject to the diversification requirements under the 1940 Act. Although the Funds are not required to comply with the diversification requirement, the AXS De-SPAC ETF and AXS Short Innovation ETF each intend to diversify their assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Each Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds generally offer and issue shares in exchange for a basket of securities designated by each Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of the AXS SPAC and New Issue ETF, AXS De-SPAC ETF, AXS Short De-SPAC ETF, and AXS Short Innovation are listed on the NASDAQ Stock Market LLC. Shares of the AXS FOMO ETF are listed on the CBOE BZX Exchange, Inc. Shares of the AXS Revere Sector Opportunity ETF are listed on the NYSE Arca, Inc. Shares of each Fund trade on their respective exchange at market prices that may be below, at or above a Fund’s NAV. The shares of the Funds are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by the Funds and a specified cash payment.

2

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of the Fund.

An investment in the Funds also should be made with an understanding of the risks inherent in an investment in swaps, securities and other assets, including the risk that the financial condition of issuers may become impaired or that the general condition of the market may deteriorate (either of which may cause a decrease in the value of the Funds’ portfolio holdings and thus in the value of Shares). Each Fund’s portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions change. Investor perceptions are based on various and unpredictable factors, including expectations regarding governmental, economic, monetary and fiscal policies, inflation and interest rates, weather and climate conditions, economic expansion or contraction, and global or regional political, economic or banking crises.

The Funds’ principal investment strategies and related risks are identified in the below table and described in detail following the table. A Fund may also invest, to a lesser extent, in investments other than those identified as its principal investments.

Investments and Risks	AXS SPAC and New Issue ETF	AXS De-SPAC ETF	AXS Short De-SPAC ETF	AXS FOMO ETF	AXS Revere Sector Opportunity ETF	AXS Short Innovation ETF
SPACs	X	X	X	X
Investment Company Securities				X	X
Exchange Traded Funds				X	X	X
Leveraged and Inverse ETFs				X
Exchange Traded Notes				X
Inverse ETNs				X
Closed-End Funds
Business Development Companies
Other Pooled Investment Vehicles
Index Investing		X	X
Tracking and Correlation Risk		X
Equity Securities:	X	X	X	X
Common Stock	X	X		X
Preferred Stock
Large-Cap Stocks	X	X		X
Small- and Mid-Cap Stocks	X	X		X
Warrants and Rights	X

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Investments and Risks	AXS SPAC and New Issue ETF	AXS De-SPAC ETF	AXS Short De-SPAC ETF	AXS FOMO ETF	AXS Revere Sector Opportunity ETF	AXS Short Innovation ETF
When-Issued Securities
IPOs	X
Debt Securities:			X	X		X
Lower-Rated Debt Securities				X
Over-the-Counter Transactions – Fixed Income Securities
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Floating Rate, Inverse Floating Rate and Index Obligations
Foreign Investments:	X			X
Emerging Markets				X
Depository Receipts	X
Europe—Recent Events
Developments in the China Region
Derivatives:	X		X			X
Options on Securities			X	X
Futures and Options on Futures
Stock Index Futures
Swap Transactions	X		X			X
OTC Derivative Transactions
U.S. Government Securities			X			X
Short-Term Investments			X			X
Commercial Paper, Short-Term Notes and Other Corporate Obligations			X			X
Certificates of Deposit, Bankers’ Acceptances and Time Deposits			X			X
Temporary Investments
Illiquid and Restricted Securities
REITs
Borrowing
Repurchase Agreements
Reverse Repurchase Agreements
Lending Portfolio Securities
Large Shareholder Redemption Risk
Cybersecurity Risk	X	X	X	X	X	X

4

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and then was detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Special Purpose Acquisition Companies (“SPAC”)

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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SPAC Management. Each SPAC’s management team will be responsible for identifying business combination opportunities and negotiating the terms of the transaction and, consequently, the Fund will be dependent upon the integrity, skill and judgment of the management team of each SPAC in which the Fund invests. Often a SPAC’s management team consists of financial industry professionals who may have little, if any, experience in managing companies in the business sectors in which the potential issuers to be acquired by the SPAC operate. It is not generally expected that the officers and directors of a SPAC will be required to commit their full business time and attention to the management of the SPAC, which could create a conflict of interest when allocating their time between the SPAC’s operations and their other commitments. If such other commitments require the SPAC’s management team to devote more substantial amounts of time to their other business and affairs, their ability to devote time to the SPAC’s management would be limited, possibly having a negative impact on the SPAC’s ability to consummate a transaction. In addition, the officers and directors of a SPAC in which the Fund invests may become involved with other SPACs in which the Fund does not invest which may engage in similar business opportunities. Consequently, the officers and directors could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment. After a transaction, the management of a SPAC, while often retaining a seat on the board of directors of the post-combination entity, will often step down from day-to-day management of the post-combination entity, leaving investors dependent on the skill of the incumbent or new management of the issuer acquired by the SPAC.

SPAC Transaction Targets and the Consummation of Transactions. The typical SPAC transaction target is a private company. Due diligence on these companies may be difficult and they will often not have the same level of financial controls as public entities. To the extent that a SPAC completes a business combination with a financially unstable company or an entity in its development stage, the SPAC may be affected by numerous risks inherent in the business operations of that entity. If a SPAC completes a business combination with an entity in an industry characterized by a high level of risk, the SPAC may be affected by the risks of that industry. At times when general market conditions are not favorable for mergers and acquisitions activity or other capital formation, the percentage of SPACs that fail to find transactions and must dissolve is likely to increase. During such periods the Fund, if invested in SPAC securities, may experience less attractive risk adjusted returns.

SPACs are subject to significant “event risk;” that is, a SPAC’s success depends on its ability to identify and close a transaction within a relatively short period delimited in its charter. If a SPAC fails to close a transaction within that period it is typically required to liquidate and dissolve. As noted, upon such dissolution the holders of common stock receive a fixed distribution from a trust established to hold IPO proceeds. Upon a SPAC’s dissolution, the warrants will expire worthless. Therefore, the Fund may expect from time to time to suffer complete losses of its investments in certain SPAC warrants.

If a SPAC consummates a transaction, there can be no assurance that an investment in the units, shares or warrants of the SPAC will ultimately prove to be more favorable to investors than a direct investment, if an opportunity were available, in the target business. This is especially the case with regards to SPAC warrants - warrant holders may sustain losses even in the event of a consummation if the value of the SPAC’s common stock after the transaction is less than the strike price of the warrants. In addition, because a SPAC may be able to call warrants for redemption after the warrants become exercisable if the sale price of the common stock equals or exceeds a specified price for a specified number of trading days, the Fund’s profit potential with respect to SPAC warrants may be limited by such call feature.

The operating companies that result from SPAC transactions face all of the risks that typically follow a major business transaction, including the risks relating to integration following the transaction and the risks inherent in trying to achieve a new business plan. Further, SPAC operating companies often are public companies for the first time following consummation of a transaction, and therefore may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.

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Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of an acquired fund and acquiring fund relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires funds that are relying on the rule, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.
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Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

8

Leveraged and Inverse ETFs

The Fund may invest in leveraged ETFs, inverse ETFs and inverse leveraged ETFs. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with the benchmark index, and there can be no guarantee that an inverse ETF will achieve a high degree of inverse correlation. By investing in leveraged ETFs and inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, such ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve. As a result of compounding, inverse ETFs and leveraged ETFs typically have a single day investment objective. An inverse ETF’s performance for periods greater than a single day is likely to be either better or worse than the inverse of the benchmark index performance, before accounting for fees and fund expenses. Similarly, a leveraged ETF’s performance for periods greater than one day is likely to be either better or worse than the index performance, times the relevant multiple. This effect becomes more pronounced for these types of ETFs as market volatility increases. Even when the value of the underlying benchmark with which an inverse ETF seeks to negatively correlate decreases, the value of the inverse ETF may not necessarily increase.

Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF or inverse leveraged ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the ETF and, indirectly, to the Fund. An ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use derivative instruments. However, by investing in leveraged ETFs and inverse ETFs rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

Exchange Traded Notes (“ETNs”)

The Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

9

Inverse ETNs

Inverse ETNs offer to pay the opposite of the performance of the index or benchmark they track. Because the performance of an inverse ETN is linked to the inverse performance of an index or benchmark, any increase in the level of the index or benchmark underlying the inverse ETN would result in a decrease in the repayment amount and may result in a payment at maturity or upon optional redemption that is less than the original investment. Moreover, if the level of the index or benchmark increases or does not decrease sufficiently to offset the negative effect of the accrued investor fees, an investor may receive less than the original investment in the inverse ETN at maturity or upon redemption.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Business Development Companies

The Fund may invest in business development companies. A business development company (“BDC”) is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company.  The 1940 Act imposes certain restraints upon the operations of a BDC.  For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less.  Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.  With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.  Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence.  These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.  BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies.

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

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Tracking and Correlation Risk

The Fund seeks investment results that correspond to the price and yield performance of its Index, although several factors may affect their ability to achieve this correlation, including, but not limited to: (1) the Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) the Fund’s holding of less than all of the securities included in its Index, including as part of a “representative sampling” strategy, and holding securities not included in the Index; (3) an imperfect correlation between the performance of the Fund’s investments and those of its Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) Share prices being rounded to the nearest cent; (7) changes to an Index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies, or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of the Fund trades, resulting in the inability of the Fund to execute intended portfolio transactions; and (10) the Fund’s holdings of cash or cash equivalents, or otherwise not being fully invested in securities of its Index. While close tracking of the Fund to its Index may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of Shares may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

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The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

When-Issued Securities

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments. Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

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Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

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Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

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Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

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Over-the-Counter Transactions – Fixed Income Securities

The Fund may enter into over-the-counter (“OTC”) transactions involving fixed income securities. Over-the-counter (“OTC”) transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

The Fund may invest in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

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Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of a Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

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Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Depository Receipts

The Fund may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

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Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

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Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

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On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule will require an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

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Options on Securities and Securities Indices

The Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

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If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

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Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options. The Fund may engage in transactions involving OTC as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

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If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Advisor, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the Fund, the Advisor will do so at that time.

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A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value.  In the case of options and futures contracts that are not cash settled, the Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

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The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

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Currency Swaps. The Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Fund may enter into options on swap agreements. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC Derivatives Transactions

The Fund may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

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Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

U.S. Government Securities

The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

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Short-term investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

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Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non- fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short- term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that the Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

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The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor or Sub-Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor or Sub-Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

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Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolios. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

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Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these account holders of their shares in the Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund, the Advisor or Sub-Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

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Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Funds may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Funds may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Funds from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the AXS De-SPAC ETF and AXS Short De-SPAC ETF will concentrate to approximately the same extent that the Index concentrates in a particular industry.

3.	Except for the AXS De-SPAC ETF and AXS Short Innovation ETF, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).;

4.	Act as underwriter, except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Funds may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Funds, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Funds’ net assets; or
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7.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Funds from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Funds observe the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	[ ]	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	[ ]	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	[ ]	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	[ ]	Investment Managers Series Trust, a registered investment company (includes 52 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	[ ]	Investment Managers Series Trust, a registered investment company (includes 52 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); and Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	[ ]	Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, Relative Value Fund and Variant Alternative Income Fund, each a closed-end investment company.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Treasurer, 361 Social Infrastructure Fund (December 2019 – February 2022).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Vice President and Assistant Secretary, 361 Social Infrastructure Fund (December 2019 – February 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Secretary, 361 Social Infrastructure Fund (December 2019 – February 2022); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of [ ] series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the [AXS Change Finance ESG ETF, AXS Astoria Inflation Sensitive ETF, AXS All Terrain Opportunity Fund, AXS Alternative Growth Fund, AXS Alternative Value Fund, AXS Chesapeake Strategy Fund, AXS Managed Futures Strategy Fund, AXS Market Neutral Fund, AXS Merger Fund, AXS Multi-Strategy Alternatives Fund, AXS Sustainable Income Fund, AXS Thomson Reuters Private Equity Return Tracker Fund, and AXS Thomson Reuters Venture Capital Return Tracker Fund, which are offered in separate prospectuses.] The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
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†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee receives a quarterly retainer of $14,500, $4,000 for each special in-person meeting attended and $1,500 for each special telephonic meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Independent Trustees
	Thomas Knipper, Independent Trustee and Audit Committee Chair	Kathleen K. Shkuda, Independent Trustee and Valuation Committee Chair	Larry D. Tashjian, Independent Trustee, Chairman	John P Zader, Independent Trustee Nominating Committee Chair
AXS SPAC ETF[1]	[$2,250]	[$2,250]	[$2,250]	[$2,250]
AXS De-SPAC ETF[1,3]	[$2,250]	[$2,250]	[$2,250]	[$2,250]
AXS Short De-SPAC ETF[1,3]	[$2,250]	[$2,250]	[$2,250]	[$2,250]
AXS FOMO ETF[1,3]	[$2,250]	[$2,250]	[$2,250]	[$2,250]
AXS Revere Sector Opportunity ETF[1,3]	[$2,250]	[$2,250]	[$2,250]	[$2,250]
AXS Short Innovation ETF[1,3]	[$2,250]	[$2,250]	[$2,250]	[$2,250]
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees[1,2]	[$27,000]	[$27,000]	[$27,000]	[$27,000]

1	Estimated annual compensation for the first year.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the [AXS Change Finance ESG ETF, AXS Astoria Inflation Sensitive ETF, AXS All Terrain Opportunity Fund, AXS Alternative Growth Fund, AXS Alternative Value Fund, AXS Chesapeake Strategy Fund, AXS Managed Futures Strategy Fund, AXS Market Neutral Fund, AXS Merger Fund, AXS Multi-Strategy Alternatives Fund, AXS Sustainable Income Fund, AXS Thomson Reuters Private Equity Return Tracker Fund, and AXS Thomson Reuters Venture Capital Return Tracker Fund], which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

Messers. Banhazl and Gallagher are not compensated for their services as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

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Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; as to Mr. Banhazl and Mr. Gallagher, their positions with Mutual Fund Administration, LLC, and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

•	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by
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Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader.

•	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Ms. Shkuda, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2021, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	$10,001 - $50,000
Eric M. Banhazl, Interested Trustee	None	Over $100,000
Terrance P. Gallagher, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. As of the date of this SAI, there are no control persons of the Funds. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

AXS Investments LLC (the “Advisor” or “AXS”), located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of each Fund’s investments. The Advisor also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by the Funds. AXS Investments LLC is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

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In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid twice a month based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Sub-Advisor for AXS Revere Sector Opportunity Fund

The Advisor has entered into a sub-advisory agreement with Revere Wealth Management, LLC (“Revere”) with respect to the AXS Revere Sector Fund (the “Sub-Advisory Agreement”). Revere, located at 650 Fifth Avenue, 35th Floor, New York, New York 10019, serves as sub-advisor to the AXS Revere Sector Opportunity ETF and provides asset allocation recommendations to the Advisor. Revere is controlled by [ ].

The Advisor compensates the Sub-Advisor out of the investment advisory fees the Advisor receives from the Fund. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

Portfolio Managers

Set forth below is the following information as of _____________, 2022 with respect to each portfolio manager who is primarily responsible for the day-to-day management of the Funds’ portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Matthew Tuttle
Parker Binion
Scott Fullman
44

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Matthew Tuttle
Parker Binion
Scott Fullman

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Funds and other accounts managed by a portfolio manager, the Advisor will proceed in a manner that ensures that the Funds will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Messrs. Tuttle and Binion are compensated by the Advisor. Each receive a fixed base salary and discretionary bonus. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

[Mr. Fullman is compensated by the Sub-Advisor and received a fixed base salary and discretionary bonus.]

Ownership of the Fund by Portfolio Managers. As of [ ], 2022, the portfolio managers do not own any shares of the Fund.

Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
Fund	Matthew Tuttle	Parker Binion	Scott Fullman
AXS SPAC ETF
AXS De-SPAC ETF
AXS Short De-SPAC ETF
AXS FOMO ETF
AXS Revere Sector Opportunity ETF
AXS Short Innovation ETF

Manager of Managers Structure

AXS and the Trust have received an exemptive order from the SEC which allows AXS to operate the Funds under a “manager of managers” structure (the “Order”). The Order permits AXS, subject to the approval of the Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

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Pursuant to the Co-Administration Agreement, the Funds pay the Co-Administrators a fee for administration services. The fee is payable monthly based on each Fund’s average daily net assets. Because the Funds are newly formed funds and have yet to commence operations, the Funds have not paid any fees to the Co-Administrators as of the date of this SAI.

Transfer Agent. [ ], serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. [ ], serves as the Funds’ custodian. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. [ ], serves as the fund accounting agent for the Funds. The fund accounting agent calculates each Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees. Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Advisor.

Independent Registered Public Accounting Firm. [ ], is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013, as novated September 30, 2021 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Funds.

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Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to the Funds only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

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Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

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Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. Any securities of any “regular brokers and dealers” held by the Funds during a fiscal year will be disclosed by the Funds after the end of such fiscal year.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes. Because the Funds have not yet commenced investment operations, no portfolio turnover information is available at this time.

Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Advisor, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Policies”) and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Procedures and the Trust Policies. The Trust Policies and Advisor’s Policies are intended to serve as guidelines and to further the economic value of each security held by a Fund. The Trust’s CCO will review the Trust Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-866-984-2510 and on the SEC’s web site at www.sec.gov.

Portfolio Holdings Information

The Trust's Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the applicable Exchange via the NSCC.

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Greater than daily access to information concerning a Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

Each Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Funds’ portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

Determination of Net Asset Value

The NAVs of each Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding. The NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

Each Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

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Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. Each Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares of a Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of a Fund (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial

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Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of a Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Funds for all purposes. Beneficial Owners of shares of the Funds are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Funds.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Funds held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Funds. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of a Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund's shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, a Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the applicable Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Each Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of a Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” A Creation Unit is an aggregation of 25,000 Shares. The Creation Unit size may change. Authorized Participants will be notified of such change.

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Purchase (Creation)

The Trust issues and sells shares of a Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). A Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business.

Fund Deposit

The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of a Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of a Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to a Fund’s portfolio.

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Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares of a Fund directly from a Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, a Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by the required time with the Custodian on the Settlement Date:

Fund	Time
AXS SPAC and New Issue ETF	3:00 p.m. Eastern time
AXS Short De-SPAC ETF	3:00 p.m. Eastern time
AXS Short Innovation ETF	3:00 p.m. Eastern time
AXS De-SPAC ETF	4:00 p.m. Eastern time
AXS FOMO ETF	4:00 p.m. Eastern time
AXS Revere Sector Opportunity ETF	4:00 p.m. Eastern time

If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by the required time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, a Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to a Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for each Fund is currently [$100], regardless of the number of Creation Units created in the transaction. The Funds may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Funds may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of a Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because each Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund's shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

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Redemption

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of a Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by a Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of a Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of a Fund, when full or partial cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). Currently, there is no transaction fee for the redemption of Creation Units. Each Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to a Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. A Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to a Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of a Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of a Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of a Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

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If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of a Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of a Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for a Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the applicable Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Funds and their shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund intend to elect to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Funds’ income, diversification of the Funds’ assets and timing of Fund distributions. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by a Fund after the close of its taxable year that are treated as made during such taxable year). The application of these requirements to certain investments (including swaps) that may be that may be entered into by the Funds is unclear.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii)

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any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax. A Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a Fund’s failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income by a Fund, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

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Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Fund’s Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, a Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains of a Fund are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions by a Fund in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

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Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures and swaps, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, a Fund’s distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

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A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders of a Fund who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by a Fund that is deemed, under the Code, to be U.S. source income in the hands of a Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

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Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and future contracts relating to foreign currency, foreign currency forward currency contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

A Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on a Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. Each Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to a Fund, in which case a Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. Such a Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. Each Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

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A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

Dividends and Distributions

The Funds will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in their operations, is the Funds’ net investment income, substantially all of which will be declared as dividends to the Funds’ shareholders.

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The amount of income dividend payments by each Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by a Fund and will generally be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, a Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of the Funds unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

The Funds’ investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

General Information

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Funds represents an interest in the Funds proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

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The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

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The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds.

Financial Statements

The Funds expect to commence operations following the reorganization of the Predecessor Funds which is expected to occur on [ ], 2022.  Therefore, the Funds have no financial statements available at this time. Shareholders of a Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

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Appendix A
Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

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Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

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Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on Fund employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of the Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of the Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to the Fund’s sub-advisor.

The Trust hereby designates the Advisor of the Fund as the entity responsible for exercising proxy voting authority with regard to securities held in a Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If the Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of the Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to the Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

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AXS INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

A.	PURPOSE AND GENERAL STATEMENT

The purpose of these proxy voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which AXS votes with respect to securities held in Fund portfolios for which AXS exercises voting authority (generally where AXS has not delegated proxy voting discretion to the Fund’s subadviser). For purposes of this Policy, a “Vote” includes any proxy and any shareholder vote or consent for any security held by a client account for which AXS exercises voting authority.

This Policy been designed to help ensure that Votes are voted in the best interests of the applicable Fund in accordance with AXS’s fiduciary duties and Rule 206(4)-6 under the Act.

B.	POLICY

Votes must be cast in the best interests of the Fund. AXS’s guiding principle in this regard is that it is generally in the best interest of the client to cast Votes in a manner designed to maximize the economic value of the Fund’s holdings, taking into account the Fund’s investment goals and objectives (as set forth in its current registration statement) and all other relevant circumstances at the time of the vote. AXS does not permit voting decisions to be influenced in any manner that is contrary to this principle. AXS recognizes that, in rare instances, the interest of one Fund with respect to a Vote may conflict with the interests of AXS or another Fund. Any conflicts of interest relating to the casting of Votes, regardless of whether actual or perceived, will be addressed in accordance with this Policy.

It is AXS’s general policy to vote or give consent on all matters presented to shareholders in any Vote, and these policies and procedures have been designed with this in mind. However, AXS reserves the right to abstain from any particular Vote or otherwise withhold its Vote or consent on any matter if, in the judgement of AXS’s CCO or the relevant AXS investment professional, the costs associated with voting such Vote outweigh the benefits to the applicable Fund, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund.

C.	GUIDELINES

The voting guidelines below summarize AXS’s general positions on various common issues, and provides a general indication of how Fund portfolio securities for which AXS has voting discretion will be voted on proposals dealing with particular issues.

These voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when AXS does not cast Fund Votes in strict adherence to these guidelines.

1.	Management Proposals

The majority of matters presented to shareholders are proposals made by an issuer’s management, which have usually been approved and recommended by the issuer’s board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices), AXS will typically vote in accordance with the recommendation of the company’s management; unless, in AXS’s opinion, such recommendation is not in the best interests of the Fund.

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Generally, in the absence of any unusual or non-routine circumstances, the AXS supports the following items:

□	Ratification of appointment of independent auditors;
□	General updating/corrective amendments to charter;
□	Increase in common share authorization for a stock split or share dividend;
□	Stock option plans that are incentive based and not excessive; and
□	Regular, uncontested elections of directors and payment of fees (unless such fees exceed market standards).

Non-routine matters may involve a variety of issues. Therefore, AXS will typically cast Votes on non-routine matters on a case-by-case basis, in each case casting Votes in a manner that AXS believes is in the best interests of the applicable client based on the considerations described above. The following will typically be considered “non-routine” matters requiring case-by-case analysis:

□	Directors’ liability and indemnity proposals;
□	Executive compensation plans;
□	Contested elections of directors;
□	Mergers, acquisitions, and other restructurings submitted to a shareholder vote;
□	Anti-takeover and related provisions.

AXS will generally Vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

2.	Shareholder Proposals

In general, AXS casts Votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, AXS will support shareholder proposals that it believes are in the best interests of the Fund based on the considerations described above. In addition:

Generally, shareholder proposals related to the following items are supported:

□	Confidential voting;
□	Declassifying a board, absent special circumstances indicating that shareholder interests would be better served by a classified board structure;
□	Requiring director nominees to receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
□	Bylaw and charter amendments only with shareholder approval;
□	Eliminating supermajority vote requirements in the company’s bylaws and charter documents; and
□	Requiring a majority of independent directors on a board.

Generally, shareholder proposals related to the following items are not supported:

□	Limitations on the tenure of directors;
□	Cumulative voting;
□	Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact; and
□	Reports that are costly to provide or expenditures that are of a non-business in nature or would provide no pertinent information from a shareholder perspective.

78

D.	CONFLICTS OF INTEREST

Due to the nature of AXS’s business and its ownership, AXS believes it is unlikely that conflicts of interest will arise when casting Votes. The Fund’s investment team, however, is responsible for monitoring Votes for any actual or perceived conflicts of interest. If at any time any Supervised Person becomes aware of any potential, actual, or perceived conflict of interest regarding any particular Vote(s) to be case, he or she is required to contact AXS’s CCO immediately, who will review the Vote(s) in advance to ensure that AXS proposed Vote(s) is consistent with this Policy and AXS’s duties to the applicable Fund.

If a conflict of interest is evident, the CCO will:

□	advise IMST II’s Chief Compliance Officer (or other relevant IMST II officer) of the conflict in advance of casting the Vote;
□	use his or her best judgement to address the conflict and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties (such as prosy voting services) may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

E.	VOTING PROCEDURES

All AXS personnel are responsible for promptly forwarding all proxy materials, consents or voting requests or notices, or materials related thereto, to the CCO and to the applicable investment professional(s) primarily responsible for managing the applicable Fund’s portfolio. The CCO shall be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are to be referred to the appropriate investment professional for determination. In most cases, the most senior Portfolio Manager of the applicable Fund, or his or her designee, will make the decision as to the appropriate vote for any particular Vote.

The Portfolio Manager will inform the CCO of any such Voting decision, and if the CCO does not object to such decision as a result of his or her conflict of interest review, the Vote will be voted in such manner. If the Portfolio Manager and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with independent third-parties (including a proxy voting service) as to the appropriate vote.

F.	RECORDKEEPING

In accordance with Rule 204-2 under the Act, AXS must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund/client securities; (iii) records of its votes on behalf of the Fund; (iv) records of Fund requests for proxy voting information; and (v) any documents prepared by AXS that were material to making a decision how to vote, or that memorialized the basis for the decision. AXS may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained by a proxy voting service provider.

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PART C: OTHER INFORMATION

AXS SPAC and New Issue ETF

AXS De-SPAC ETF

AXS Short De-SPAC ETF

AXS FOMO ETF

AXS Revere Sector Opportunity ETF

AXS Short Innovation ETF

ITEM 28.	EXHIBITS

(a)	(1)		Agreement and Declaration of Trust of Registrant dated September 16, 2013 is incorporated herein by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

		(i)	Amendment to the Amended and Restated Agreement and Declaration of Trust of Registrant dated October 20, 2020 is incorporated herein by reference to Exhibit (a)(1)(i) of Post-Effective Amendment No. 227 filed with the Commission on October 28, 2020.

	(2)		Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

	(3)		Certificate of Designation of AXS SPAC and New Issue ETF – filed herewith.
(4) (5) (6) (7) (8)

Certificate of Designation of AXS De-SPAC ETF – filed herewith.

Certificate of Designation of AXS Short De-SPAC ETF –filed herewith.

Certificate of Designation of AXS FOMO ETF – filed herewith.

Certificate of Designation of AXS Revere Sector Opportunity ETF –filed herewith.

Certificate of Designation of AXS Short Innovation ETF –filed herewith.

(b)			Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.

(c)			Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(d)			Investment Advisory Agreement between the Trust and AXS Investments LLC – to be filed by amendment.

	(1)		Investment Sub-Advisory Agreement between AXS Investments LLC and Revere Wealth Management, LLC – to be filed by amendment.

(e)	(1)		ETF Distribution Agreement between the Registrant and IMST Distributors, LLC is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 252 filed with the Commission on July 28, 2021.

	(2)		Novated ETF Distribution Agreement dated September 30, 2021 is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 272 filed with the Commission on December 23, 2021.

		(i)	Form of Amendment to ETF Distribution Agreement – to be filed by amendment.

	(3)		Form of Authorized Participation Agreement – to be filed by amendment.

(f)			Bonus or Profit Sharing Contracts is not applicable.

(g)			Custodian Agreement – to be filed by amendment.

(h)			Other Material Contracts

	(1)		Form of Administrative Agency Agreement – to be filed by amendment.

	(2)		Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

(i)		Opinion and Consent of Legal Counsel – to be filed by amendment.

(j)		Consent of Independent Registered Public Accounting Firm – to be filed by amendment.

(k)		Not applicable.

(l)		Form of Initial Subscription Agreement – to be filed by amendment.

(m)		Rule 12b-1 Plan for ETFs – to be filed by amendment.

(n)		Rule 18f-3 Plan – Not Applicable.

(o)		Powers of Attorney for Larry D. Tashjian, Thomas Knipper, Kathleen K. Shkuda, John P. Zader, Eric M. Banhazl and Terrance Gallagher is incorporated herein by reference to Exhibit (o) of Post-Effective Amendment No. 270 filed with the Commission on December 17, 2021.

(p)		Code of Ethics

	(1)	Code of Ethics of the Trust is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 173 filed with the Commission on February 22, 2019.

	(2)	Code of Ethics of AXS Investments LLC is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 197 filed with the Commission on October 18, 2019.

(3)	Code of Ethics of Revere Wealth Management, LLC – to be filed by amendment.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust

2.	Investment Managers Series Trust II

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza Suite 100 Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza Suite 100 Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue Suite 2200 Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza Suite 100 Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Custodian	[ ]
Registrant’s Co-Administrator	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Co-Administrator	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Advisor	AXS Investments LLC 181 Westchester Avenue Port Chester, New York 10573
Registrant’s Sub-Advisor	Revere Wealth Management, LLC 650 Fifth Avenue, 35th Floor New York, New York 10019
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 1st day of April, 2022.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 1st day of April, 2022, by the following persons in the capacities set forth below.

Signature	Title

†
Thomas Knipper	Trustee

†
Kathleen K. Shkuda	Trustee

†
Larry D. Tashjian	Trustee

†
John P. Zader	Trustee

†
Eric M. Banhazl	Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher	Trustee, President and Principal Executive Officer

/s/ Rita Dam
Rita Dam	Treasurer and Principal Financial Officer

† By	/s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 270 filed on December 17, 2021.

Exhibit Index

Exhibits	Exhibit No.
Certificate of Designation of AXS SPAC and New Issue ETF	EX99.28(a)(3)
Certificate of Designation of AXS De-SPAC ETF	EX99.28(a)(4)
Certificate of Designation of AXS Short De-SPAC ETF	EX99.28(a)(5)
Certificate of Designation of AXS FOMO ETF	EX99.28(a)(6)
Certificate of Designation of AXS Revere Sector Opportunity ETF	EX99.28(a)(7)
Certificate of Designation of AXS Short Innovation ETF	EX-99.28(a)(8)